Filed Pursuant to Rule 497(e) 1933 Act File No. 033-96634 1940 Act File No. 811-09094
STATEMENT OF ADDITIONAL INFORMATION	January 31, 2012 (As Amended and Restated November 20 2012)

LEUTHOLD FUNDS, INC.
33 South Sixth Street
Suite 4600
Minneapolis, Minnesota  55402

This Statement of Additional Information (“SAI”), as amended and restated on November 20, 2012, relates to the Funds and Classes identified below (collectively, the “Leuthold Funds”).   This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus for the Leuthold Funds dated January 31, 2012, as supplemented from time to time.  Requests for copies of the Prospectus should be made by writing to Leuthold Funds, Inc., 33 South Sixth Street, Suite 4600, Minneapolis, Minnesota 55402, Attention:  Corporate Secretary, or by calling 1-800-273-6886.

This amended and restated SAI is being filed to reflect updated information about the Leuthold Funds’ proxy voting policies and procedures and to reflect the closure of certain funds, but it does not modify or update the other disclosure contained in the original SAI dated January 31, 2012.

Leuthold Core Investment Fund:
Retail Class Shares	LCORX
Institutional Class Shares	LCRIX

Leuthold Asset Allocation Fund:
Retail Class Shares	LAALX
Institutional Class Shares	LAAIX

Leuthold Global Fund:
Retail Class Shares	GLBLX
Institutional Class Shares	GLBIX

Leuthold Select Industries Fund:	LSLTX

Leuthold Global Industries Fund:
Retail Class Shares	LGINX
Institutional Class Shares	LGIIX

Leuthold Global Clean Technology Fund:
Retail Class Shares	LGCTX
Institutional Class Shares	LGCIX

Leuthold Hedged Equity Fund:
Retail Class Shares	LHEQX
Institutional Class Shares	LHEIX

Grizzly Short Fund:	GRZZX

The following financial statements included in the Annual Reports, dated September 30, 2011, of Leuthold Funds, Inc. (File No. 811-9094) as filed with the Securities and Exchange Commission on Form N-CSR on December 1, 2011 are incorporated by reference into this Statement of Additional Information:

Leuthold Core Investment Fund	Leuthold Asset Allocation Fund
Statement of Assets and Liabilities
Statement of Operations
Statements of Changes in Net Assets
Financial Highlights
Schedule of Investments
Notes to the Financial Statements
Report of Independent Registered Public
   Accounting Firm

Statement of Assets and Liabilities
Statement of Operations
Statements of Changes in Net Assets
Financial Highlights
Schedule of Investments
Notes to the Financial Statements
Report of Independent Registered Public
   Accounting Firm

Leuthold Global Fund	Leuthold Select Industries Fund
Statement of Assets and Liabilities
Statement of Operations
Statements of Changes in Net Assets
Financial Highlights
Schedule of Investments
Notes to the Financial Statements
Report of Independent Registered Public
   Accounting Firm

Statement of Assets and Liabilities
Statement of Operations
Statements of Changes in Net Assets
Financial Highlights
Schedule of Investments
Notes to the Financial Statements
Report of Independent Registered Public
   Accounting Firm

Leuthold Global Industries Fund	Leuthold Global Clean Technology Fund
Statement of Assets and Liabilities
Statement of Operations
Statements of Changes in Net Assets
Financial Highlights
Schedule of Investments
Notes to the Financial Statements
Report of Independent Registered Public
   Accounting Firm

Statement of Assets and Liabilities
Statement of Operations
Statements of Changes in Net Assets
Financial Highlights
Schedule of Investments
Notes to the Financial Statements
Report of Independent Registered Public
   Accounting Firm

Leuthold Hedged Equity Fund	Grizzly Short Fund
Statement of Assets and Liabilities
Statement of Operations
Statements of Changes in Net Assets
Financial Highlights
Schedule of Investments
Notes to the Financial Statements
Report of Independent Registered Public
   Accounting Firm

Statement of Assets and Liabilities
Statement of Operations
Statements of Changes in Net Assets
Financial Highlights
Schedule of Investments
Securities Sold Short
Notes to the Financial Statements
Report of Independent Registered Public
   Accounting Firm

Leuthold Funds, Inc.

No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information, as amended and restated on November 20, 2012, and the Prospectus for the Leuthold Funds dated January 31, 2012, as supplemented from time to time, and, if given or made, such information or representations may not be relied upon as having been authorized by Leuthold Funds, Inc.

This Statement of Additional Information does not constitute an offer to sell securities.

 (i)

FUND HISTORY AND CLASSIFICATION

Leuthold Funds, Inc. (the “Corporation”) is an open-end management investment company that consisted of eight diversified portfolios as of January 31, 2012, the Leuthold Core Investment Fund, the Leuthold Asset Allocation Fund, the Leuthold Global Fund, the Leuthold Select Industries Fund, the Leuthold Global Industries Fund, the Leuthold Global Clean Technology Fund, the Leuthold Hedged Equity Fund and the Grizzly Short Fund (each individually a “Fund” and collectively the “Funds”).  While the Leuthold Global Clean Technology Fund is considered a “diversified” mutual fund, it may employ a relatively focused investment strategy and may hold securities of fewer issuers than other diversified funds.   Leuthold Funds, Inc. is registered under the Investment Company Act of 1940, as amended (the “Act”).  Leuthold Funds, Inc. was incorporated as a Maryland corporation on August 30, 1995.

Subsequent to January 31, 2012, the Leuthold Hedged Equity Fund was liquidated effective as of June 25, 2012, and the Leuthold Global Clean Technology Fund will be liquidated effective as of December 24, 2012.  While these two Funds have been closed, this SAI contains information about the Funds for historical purposes.

INVESTMENT RESTRICTIONS

The Funds have adopted the following investment restrictions which are matters of fundamental policy.  Each Fund’s investment restrictions cannot be changed without approval of the holders of the lesser of:  (i) 67% of that Fund’s shares present or represented at a stockholder’s meeting at which the holders of more than 50% of such shares are present or represented; or (ii) more than 50% of the outstanding shares of that Fund.

1. Each Fund will diversify its assets in different companies and will not purchase securities of any issuer if, as a result of such purchase, the Fund would own more than 10% of the outstanding voting securities of such issuer or more than 5% of the Fund’s assets would be invested in securities of such issuer (except that up to 25% of that value of each Fund’s total assets may be invested without regard to this limitation).  This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

2. The Leuthold Core Investment Fund will not buy securities on margin or write put or call options.  The Leuthold Asset Allocation Fund, the Leuthold Global Fund, the Leuthold Select Industries Fund, the Leuthold Global Industries Fund, the Leuthold Global Clean Technology Fund, the Leuthold Hedged Equity Fund and the Grizzly Short Fund will not buy securities on margin (except for such short term credits as are necessary for the clearance of transactions); provided, however, that each of these Funds may (i) borrow money to the extent set forth in investment restriction no. 4; (ii) purchase or sell futures contracts and options on futures contracts; (iii) make initial and variation margin payments in connection with purchases or sales of futures contracts or options on futures contracts; and (iv) write or invest in put or call options.

3. Each Fund may sell securities short to the extent permitted by the Act and the Leuthold Global Fund, the Leuthold Select Industries Fund, the Leuthold Global Industries Fund, the Leuthold Global Clean Technology Fund, the Leuthold Hedged Equity Fund and the Grizzly Short Fund may write put and call options to the extent permitted by the Act.  None of the Leuthold Select Industries Fund or the Grizzly Short Fund has any present intention of writing put or call options.  (The 1940 Act permits the applicable Funds to sell securities short and write put and call options to the extent they are "covered" by a segregated account in accordance with procedures established by the Board of Directors and applicable regulatory guidance.)

4. The Leuthold Global Fund, the Leuthold Select Industries Fund, the Leuthold Global Industries Fund, the Leuthold Global Clean Technology Fund, the Leuthold Hedged Equity Fund and the Grizzly Short Fund may borrow money or issue senior securities to the extent permitted by the Act.  Neither the Leuthold Core Investment Fund nor the Leuthold Asset Allocation Fund will borrow money or issue senior securities, except for temporary bank borrowings (not exceeding 10% of the value of the Fund’s total assets) or for emergency or extraordinary purposes.  Neither the Leuthold Core Investment Fund nor the Leuthold Asset Allocation Fund will borrow money for the purpose of investing in securities, and will not purchase any portfolio securities for so long as any borrowed amounts remain outstanding.  (The 1940 Act permits the applicable Funds to borrow money or issue senior securities so long as they maintain continuous asset coverage of at least 300% of all amounts borrowed.  For purposes of this investment restriction, securities held in escrow or separate accounts in connection with the Funds' investment practices are not considered to be a borrowing.  For purposes of this investment restriction, hedging transactions in which the Funds may engage and similar investment strategies are not treated as senior securities when covered by a segregated account.)

5. Each Fund may pledge or hypothecate its assets to secure its borrowings.  For purposes of this investment restriction assets held in a segregated account or by a broker in connection with short sales effected by a Fund are not considered to be pledged or hypothecated.

6. No Fund will act as an underwriter or distributor of securities other than of its shares (except to the extent a Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended, in the disposition of restricted securities).

7. No Fund will make loans, except each Fund may enter into repurchase agreements or acquire debt securities from the issuer or others which are publicly distributed or are of a type normally acquired by institutional investors and except that each Fund may make loans of portfolio securities if any such loans are secured continuously by collateral at least equal to the market value of the securities loaned in the form of cash and/or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and provided that no such loan will be made if upon the making of that loan more than 30% of the value of the Fund’s total assets would be the subject of such loans.

8. No Fund will concentrate 25% or more of its total assets in securities of issuers in any one industry.  This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

9. No Fund will make investments for the purpose of exercising control or management of any company.

10. No Fund will purchase or sell real estate or real estate mortgage loans and no Fund will make any investments in real estate limited partnerships.

11. The Leuthold Core Investment Fund will not purchase or sell commodities or commodity contracts, including futures contracts.  The Leuthold Select Industries Fund, the Leuthold Global Industries Fund and the Grizzly Short Fund will not purchase or sell commodities or commodity contracts, except that each of these Funds may enter into futures contracts and options on futures contracts.  None of the Leuthold Select Industries Fund or the Grizzly Short Fund has any present intention of entering into futures contracts or options on futures contracts.  Each of the Leuthold Asset Allocation Fund, the Leuthold Global Fund, the Leuthold Global Clean Technology Fund and the Leuthold Hedged Equity Fund may purchase and sell commodities and commodity contracts, including futures contracts and options on futures contracts.  For purposes of this investment restriction number 11, the terms “commodities” and “commodity contracts” shall include only those items specifically enumerated as commodities or commodity contracts within Section 1a and Section 2(a)(1) of the Commodity Exchange Act (namely, subject to the jurisdiction of the Commodity Futures Trading Commission).  See “INVESTMENT CONSIDERATIONS – Metals” for a discussion of the Leuthold Core Investment Fund’s, the Leuthold Asset Allocation Fund’s, the Leuthold Global Fund’s, the Leuthold Global Clean Technology Fund’s and the Leuthold Hedged Equity Fund’s investments in metals which are not “commodities” as defined in the Commodity Exchange Act.

12. No Fund will purchase or sell any interest in any oil, gas or other mineral exploration or development program, including any oil, gas or mineral leases.  This investment restriction does not prohibit investments in securities of companies that engage in, invest in or sponsor oil, gas or mineral exploration or development programs.

Each Fund has adopted certain other investment restrictions which are not fundamental policies and which may be changed by the Corporation’s Board of Directors without stockholder approval.  These additional restrictions are as follows:

1. No Fund will acquire or retain any security issued by a company, an officer or director of which is an officer or director of the Corporation or an officer, director or other affiliated person of any Fund’s investment adviser.

2. No Fund will purchase illiquid securities if, as a result of such purchase, more than 15% of the value of its total assets would be invested in such securities.

3. No Fund will purchase the securities of other investment companies except:  (a) as part of a plan of merger, consolidation or reorganization approved by the stockholders of such Fund; (b) securities of registered open-end investment companies; or (c) securities of registered closed-end investment companies on the open market where no commission results, other than the usual and customary broker’s commission.  No purchases described in (b) and (c) (except for purchases of money market funds) will be made if as a result of such purchases (i) a Fund and its affiliated persons would hold more than 3% of any class of securities, including voting securities, of any registered investment company; (ii) more than 5% of such Fund’s net assets would be invested in shares of any one registered investment company; and (iii) more than 25% of such Fund’s net assets would be invested in shares of registered investment companies.

The aforementioned percentage restrictions on investment or utilization of assets refer to the percentage at the time an investment is made other than with respect to the limitations on the Funds’ borrowing of money and investments in illiquid securities.  If these restrictions are adhered to at the time an investment is made, and such percentage subsequently changes as a result of changing market values or some similar event, no violation of a Fund’s fundamental restrictions will be deemed to have occurred.  Any changes in a Fund’s non-fundamental investment restrictions made by the Board of Directors will be communicated to stockholders prior to their implementation.

The Corporation has claimed an exclusion from the definition of the term “commodity pool operator” under Section 4.5 of the regulations under the Commodity Exchange Act promulgated by the Commodity Futures Trading Commission.  Thus, the Corporation is not subject to registration or regulation as a pool operator under the Commodity Exchange Act.

INVESTMENT CONSIDERATIONS

The Prospectus for the Funds describes their principal investment strategies and risks.  This section expands upon that discussion and also discusses non-principal investment strategies and risks.

Warrants and Put and Call Options

Each of the Leuthold Core Investment Fund, the Leuthold Asset Allocation Fund, the Leuthold Global Fund, the Leuthold Select Industries Fund, the Leuthold Global Industries Fund, the Leuthold Global Clean Technology Fund and the Leuthold Hedged Equity Fund may purchase warrants and put and call options on securities.

By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the option’s underlying security at a fixed strike price.  In return for this right, the Fund pays the current market price for the option (known as the option premium).  The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option.  If the option is allowed to expire, the Fund will lose the entire premium it paid.  If the Fund exercises the option, it completes the sale of the underlying security at the strike price.  The Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.  The buyer of a put option can expect to realize a gain if security prices fall substantially.  However, if the underlying security’s price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying security at the option’s strike price.  A call buyer attempts to participate in potential price increases of the underlying security with risk limited to the cost of the option if security prices fall.  At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

Warrants are similar to call options in that the purchaser of a warrant has the right (but not the obligation) to purchase the underlying security at a fixed price.  Warrants are issued by the issuer of the underlying security whereas options are not.  Warrants typically have exercise periods in excess of those of call options.  Warrants do not carry the right to receive dividends or vote with respect to the securities they entitle the holder to purchase, and they have no rights to the assets of the issuer.  Warrants are more speculative than the underlying investment.  A warrant ceases to have value if it is not exercised prior to its expiration date.

Mortgage-Backed Securities and Other Asset-Backed Securities

Each of the Leuthold Core Investment Fund, the Leuthold Asset Allocation Fund, the Leuthold Global Fund, the Leuthold Global Industries Fund, the Leuthold Global Clean Technology Fund and the Leuthold Hedged Equity Fund may invest in mortgage-backed and other asset-backed securities (namely, securities backed by credit card receivables, automobile loans or other assets).  Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property.  Mortgage-backed securities include: (1) Government Agency Mortgage-Backed Securities; (2) Privately-Issued Mortgage-Backed Securities; and (3) collateralized mortgage obligations and multiclass pass-through securities.

Government Agency Mortgage-Backed Securities.  Mortgage-backed securities include Government Agency Mortgage-Backed Securities, which represent participation interests in pools of residential mortgage loans originated by United States governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. Government or one of its agencies or instrumentalities.  Such securities, with the exception of collateralized mortgage obligations, are ownership interests in the underlying mortgage loans and provide for monthly payments that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

The Government Agency Mortgage-Backed Securities in which a Fund may invest includes those issued or guaranteed by Ginnie Mae, Fannie Mae and the Federal Home Loan Mortgage Corporation (“Freddie Mac”).  As more fully described below, these securities may include collateralized mortgage obligations, multiclass pass-through securities and stripped Mortgage-Backed Securities.

Ginnie Mae Certificates.  Ginnie Mae is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development.  The National Housing Act of 1934, as amended (the “Housing Act”), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration Act, or Title V of the Housing Act of 1949, or guaranteed by the Veterans’ Administration under the Servicemen’s Readjustment Act of 1944, as amended, or by pools of other eligible mortgage loans.  The Housing Act provides that the full faith and credit of the U.S. Government is pledged to the payment of all amounts that may be required to be paid under any guarantee.  To meet its obligations under such guarantee, Ginnie Mae is authorized to borrow from the U.S. Treasury with no limitations as to amount.

Fannie Mae Certificates.  Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act.  Fannie Mae was originally established in 1938 as a U.S. Government agency to provide supplemental liquidity to the mortgage market and was transformed into a shareholder owned and privately managed corporation by legislation enacted in 1968.  Fannie Mae provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby replenishing their funds for additional lending.  Fannie Mae acquires funds to purchase home mortgage loans from many capital market investors that ordinarily may not invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

Each Fannie Mae Certificate entitles the registered holder thereof to receive amounts representing such holder’s pro rata interest in scheduled principal payments and interest payments (at such Fannie Mae Certificate’s pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), and any principal prepayments, on the mortgage loans in the pool represented by such Fannie Mae Certificate and such holder’s proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan.  The full and timely payment of principal of and interest on each Fannie Mae Certificate will be guaranteed by Fannie Mae, which guarantee is not backed by the full faith and credit of the U.S. Government.

Freddie Mac Certificates.  Freddie Mac is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the “FHLMC Act”).  Freddie Mac was established primarily for the purpose of increasing the availability of mortgage credit for the financing of needed housing.  The principal activity of Freddie Mac currently consists of the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and the resale of the mortgage loans so purchased in the form of mortgage securities, primarily Freddie Mac Certificates.

Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate, whether or not received.  Freddie Mac also guarantees to each registered holder of a Freddie Mac Certificate ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but, generally, does not guarantee the timely payment of scheduled principal.  Freddie Mac may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following (i) foreclosure sale, (ii) payment of claim by any mortgage insurer, or (iii) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for accelerated payment of principal.  The obligations of Freddie Mac under its guarantee are obligations solely of Freddie Mac and are not backed by the full faith and credit of the U.S. Government.

Privately-Issued Mortgage-Backed Securities.  Privately-Issued Mortgage-Backed Securities are issued by private issuers and represent an interest in or are collateralized by (i) Mortgage-Backed Securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities (“Privately-Issued Agency Mortgage-Backed Securities”), or (ii) whole mortgage loans or non-Agency collateralized Mortgage-Backed Securities (“Privately-Issued Non-Agency Mortgage-Backed Securities”).  These securities are structured similarly to the Ginnie Mae, Fannie Mae and Freddie Mac mortgage pass-through securities described above and are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.  Privately-Issued Agency Mortgage-Backed Securities usually are backed by a pool of Ginnie Mae, Fannie Mae and Freddie Mac Certificates.  Privately-Issued Non-Agency Mortgage-Backed Securities usually are backed by a pool of conventional fixed rate or adjustable rate mortgage loans that are not guaranteed by an entity having the credit status of Ginnie Mae, Fannie Mae or Freddie Mac, and generally are structured with one or more types of credit enhancement.  As more fully described below, these securities may include collateralized mortgage obligations and, multiclass pass-through securities.

A Fund may invest in subordinated Privately-Issued Non-Agency Mortgage-Backed Securities (“Subordinated Securities”).  Subordinated Securities have no governmental guarantee, and are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior Privately-Issued Non-Agency Mortgage-Backed Securities.  The holders of Subordinated Securities typically are compensated with a higher stated yield than are the holders of more senior Privately-Issued Non-Agency Mortgage-Backed Securities.  On the other hand, Subordinated Securities typically subject the holder to greater risk than senior Privately-Issued Non-Agency Mortgage-Backed Securities and tend to be rated in a lower rating category, and frequently a substantially lower rating category, than the senior Privately-Issued Non-Agency Mortgage-Backed Securities.  Subordinated Securities generally are likely to be more sensitive to changes in prepayment and interest rates and the market for such securities may be less liquid than is the case for traditional fixed-income securities and senior Privately-Issued Non-Agency Mortgage-Backed Securities.

Collateralized Mortgage Obligations and Multiclass Pass-Through Securities.  Mortgage-Backed Securities include collateralized mortgage obligations or “CMOs,” which are debt obligations collateralized by mortgage loans or mortgage pass-through securities.  Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by other Mortgage-Backed Securities or whole loans (such collateral collectively hereinafter referred to as “Mortgage Assets”).  CMOs include multiclass pass-through securities, which can be equity interests in a trust composed of mortgage assets.  Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities.  CMOs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.  The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit.

In a CMO, a series of bonds or certificates is issued in multiple classes.  Each class of CMOs, often referred to as a “tranche,” is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date.  Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates.  Interest is paid or accrues on classes of the CMOs on a monthly, quarterly or semiannual basis.  The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in innumerable ways, some of which bear substantially more risk than others.  In particular, certain classes of CMOs and other types of mortgage pass-through securities, including interest only classes, principal only classes, inverse floaters, Z or accrual classes and companion classes, are designed to be highly sensitive to changes in prepayment and interest rates and can subject the holder to extreme reductions of yield and loss of principal.  A Fund may invest in such high-risk, derivative Mortgage-Backed Securities.

Stripped Mortgage-Backed Securities.  A Fund may invest in stripped Mortgage-Backed Securities issued by the U.S. Government (“SMBS”).  SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of Mortgage Assets.  A common type of SMBS will have one class receiving all of the interest from the Mortgage Assets, while the other class will receive all of the principal.  However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal.  If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recover its initial investment in these securities.  The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates.  The yield on a class of SMBS that receives all or most of the interest from Mortgage Assets are generally higher than prevailing market yields on other Mortgage-Backed Securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

Adjustable-Rate Mortgage Loans.  Certain mortgage loans underlying the Mortgage-Backed Securities in which a Fund may invest will be adjustable rate mortgage loans (“ARMs”).  ARMs eligible for inclusion in a mortgage pool will generally provide for a fixed initial mortgage interest rate for a specified period of time.  Thereafter, the interest rates (the “Mortgage Interest Rates”) may be subject to periodic adjustment based on changes in the applicable index rate (the “Index Rate”).  The adjusted rate would be equal to the Index Rate plus a gross margin, which is a fixed percentage spread over the Index Rate established for each ARM at the time of its origination.

There are various types of indices which provide the basis for rate adjustments on ARMS.  Commonly utilized indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury Bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one year LIBOR, the prime rate of a specific bank, or commercial paper rates.  Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels.  Others, such as the 11th District Federal Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile.  The degree of volatility in the market value of a Fund’s portfolio and therefore in the NAV of a Fund’s shares will be a function of the length of the interest rate reset periods and the degree of volatility in the applicable indices.

Adjustable interest rates can cause payment increases that some mortgagors may find difficult to make.  However, certain ARMs may provide that the Mortgage Interest Rate may not be adjusted to a rate above an applicable lifetime maximum rate or below an applicable lifetime minimum rate for such ARMs.  Certain ARMs may also be subject to limitations on the maximum amount by which the Mortgage Interest Rate may adjust for any single adjustment period (the “Maximum Adjustment”).  Other ARMs (“Negatively Amortizing ARMs”) may provide instead or as well for limitations on changes in the monthly payment on such ARMs.  Limitations on monthly payments can result in monthly payments which are greater or less than the amount necessary to amortize a Negatively Amortizing ARM by its maturity at the Mortgage Interest Rate in effect in any particular month.  In the event that a monthly payment is not sufficient to pay the interest accruing on a Negatively Amortizing ARM, any such excess interest is added to the principal balance of the loan, causing negative amortization, and is repaid through future monthly payments.  It may take borrowers under Negatively Amortizing ARMs longer periods of time to achieve equity and may increase the likelihood of default by such borrowers.  In the event that a monthly payment exceeds the sum of the interest accrued at the applicable Mortgage Interest Rate and the principal payment which would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess (or “accelerated amortization”) further reduces the principal balance of the ARM.  Negatively Amortizing ARMs do not provide for the extension of their original maturity to accommodate changes in their Mortgage Interest Rate.  As a result, unless there is a periodic recalculation of the payment amount (which there generally is), the final payment may be substantially larger than the other payments.  These limitations on periodic increases in interest rates and on changes in monthly payments protect borrowers from unlimited interest rate and payment increases.

Asset-Backed Securities.  Asset-backed securities may involve certain risks that are not presented by Mortgage-Backed Securities arising primarily from the nature of the underlying assets (namely, credit card and automobile loan receivables as opposed to real estate mortgages).  Non-mortgage asset-backed securities do not have the benefit of the same security interest in the collateral as Mortgage-Backed Securities.  Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to reduce the balance due on the credit cards.  Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations.  If the servicer were to sell these obligations to another party, there is the risk that the purchaser would acquire an interest superior to that of the holders of related automobile receivables.  In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables.  Therefore, there is a possibility that payments on the receivables together with recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other instruments.  Also, while the secondary market for asset-backed securities is ordinarily quite liquid, in times of financial stress the secondary market may not be as liquid as the market for other types of securities, which could cause a Fund to experience difficulty in valuing or liquidating such securities.

Miscellaneous.  The yield characteristics of Mortgage-Backed Securities differ from traditional debt securities.  Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time.  As a result, if a Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity.  Conversely, if a Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity.  Certain classes of CMOs and other types of mortgage pass-through securities, including those whose interest rates fluctuate based on multiples of a stated index, are designed to be highly sensitive to changes in prepayment and interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal.

Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in the mortgagors’ housing needs, job transfers, unemployment, mortgagors’ net equity in the mortgaged properties and servicing decisions.  Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates.  Accordingly, amounts available for reinvestment by a Fund are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates.  Mortgage-Backed Securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment.

No assurance can be given as to the liquidity of the market for certain Mortgage-Backed Securities, such as CMOs and multiclass pass-through securities.  Determination as to the liquidity of such securities will be made in accordance with guidelines established by the Funds’ Board of Directors.  In accordance with such guidelines, Leuthold Weeden Capital Management (the “Adviser”) will monitor a Fund’s investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information.

Convertible Securities

Each of the Leuthold Global Industries Fund, the Leuthold Global Clean Technology Fund and the Leuthold Hedged Equity Fund may invest in convertible securities.  Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period.  Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities.  Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities.  While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security's underlying common stock.

Preferred Stocks

Each of the Leuthold Core Investment Fund, the Leuthold Asset Allocation Fund, the Leuthold Global Fund, the Leuthold Global Industries Fund, the Leuthold Global Clean Technology Fund and the Leuthold Hedged Equity Fund may invest in preferred stocks.  Preferred stock includes convertible and non-convertible preferred and preference stocks that are senior to common stock.  Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects.  As a general rule the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value.  Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a senior debt security with similar stated yield characteristics.  Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors.  Preferred stock also may be subject to optional or mandatory redemption provisions.

Zero Coupon U.S. Treasury Securities

Each of the Leuthold Core Investment Fund, the Leuthold Asset Allocation Fund, the Leuthold Global Fund, the Leuthold Global Industries Fund, the Leuthold Global Clean Technology Fund and the Leuthold Hedged Equity Fund may invest in zero coupon U.S. Treasury securities which consist of U.S. Treasury Notes and Bonds that have been stripped of their unmatured interest coupons by the U.S. Department of Treasury.  A zero coupon U.S. Treasury security pays no interest to its holders during its life and its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount much less than its face value.  Zero coupon U.S. securities are generally subject to greater fluctuations in value in response to changing interest rates than debt obligations that pay interest currently.

Money Market Instruments

The money market instruments in which the Funds may invest include conservative fixed-income securities, such as U.S. Treasury Bills, commercial paper rated A-1 by Standard & Poor’s Corporation (“S&P”), or Prime-1 by Moody’s Investors Service, Inc. (“Moody’s”), commercial paper master notes and repurchase agreements. Commercial paper master notes are unsecured promissory notes issued by corporations to finance short-term credit needs.  They permit a series of short-term borrowings under a single note.  Borrowings under commercial paper master notes are payable in whole or in part at any time upon demand, may be prepaid in whole or in part at any time, and bear interest at rates which are fixed to known lending rates and automatically adjusted when such known lending rates change.  There is no secondary market for commercial paper master notes.  The Funds’ investment adviser will monitor the creditworthiness of the issuer of the commercial paper master notes while any borrowings are outstanding.

Repurchase agreements are agreements under which the seller of a security agrees at the time of sale to repurchase the security at an agreed time and price.  None of the Funds will enter into repurchase agreements with entities other than banks or invest over 15% of their net assets in repurchase agreements with maturities of more than seven days.  If a seller of a repurchase agreement defaults and does not repurchase the security subject to the agreement, the Fund will look to the collateral security underlying the seller’s repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller’s obligation to the Fund.  In such event, the Fund might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines.  In addition, if bankruptcy proceedings are instituted against a seller of a repurchase agreement, realization upon the collateral may be delayed or limited.

Foreign Securities

Each of the Funds may invest in securities of foreign issuers.  In addition, a registered investment company in which the Leuthold Core Investment Fund, the Leuthold Asset Allocation Fund, the Leuthold Global Fund, the Leuthold Global Clean Technology Fund or the Leuthold Hedged Equity Fund may invest, may invest up to 100% of its assets in securities of foreign issuers.  Each of the Funds may also hold securities of U.S. and foreign issuers in the form of American Depository Receipts (“ADRs”), American Depository Shares (“ADSs”) and Global Depositary Receipts (“GDRs”), and they may each invest in securities of foreign issuers traded directly in the U.S. securities markets.  Each of the Leuthold Hedged Equity Fund and the Grizzly Short Fund may sell short (1) securities of foreign issuers on foreign exchanges and (2) ADRs, ADSs, GDRs and securities of foreign issuers traded in the U.S. securities markets.  Investments in foreign securities involve special risks and considerations that are not present when the Funds invests in domestic securities.

There is often less information publicly available about a foreign issuer than about a U.S. issuer.  Foreign issuers generally are not subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States.  The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers.  This is particularly true of securities in emerging markets which can be extremely volatile.  Foreign brokerage commissions, custodial expenses and other fees are also generally higher than for securities traded in the United States.  There may also be difficulties in enforcing legal rights outside the United States.  There may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments which could affect the value of investments in certain foreign countries.  Legal remedies available to investors may be more limited than those available with respect to investments in the United States or in other foreign countries.  Income received from foreign investments may be reduced by withholding and other taxes imposed by such countries.

Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth or gross national product, inflation rate, capital reinvestment, resource self-sufficiency and balance of payment positions.  The economies of countries with emerging markets may be predominately based on only a few industries, may be highly vulnerable to changes in global trade conditions, and may suffer from extreme and volatile debt or inflation rates.  Debt obligations of issuers located in, or of, developing countries involve a high degree of risk and may be in default or present the risk of default.

Foreign Currency Transactions.  Since each of the Funds may purchase securities denominated in foreign currencies, and in the case of each of the Leuthold Core Investment Fund, the Leuthold Asset Allocation Fund, the Leuthold Global Fund, the Leuthold Global Clean Technology Fund or the Leuthold Hedged Equity Fund a registered investment company in which any of these Funds may invest may purchase securities denominated in foreign currencies, changes in foreign currency exchange rates will affect, either directly or indirectly, the value of the Funds’ assets from the perspective of U.S. investors.  Each of the Leuthold Global Fund, the Leuthold Global Clean Technology Fund and the Leuthold Hedged Equity Fund may seek to protect themselves against the adverse effects of currency exchange rate fluctuations by entering into currency forward, futures or options contracts.  Hedging transactions may not, however, always be fully effective in protecting against adverse exchange rate fluctuations.  Furthermore, hedging transactions involve transaction costs and the risk that the registered investment company might lose money; either because exchange rates move in an unexpected direction, because another party to a hedging contract defaults or for other reasons.  Hedging transactions also limit any potential gain which might result if exchange rates moved in a favorable direction.  The value of foreign investments and the investment income derived from them may also be affected (either favorably or unfavorably) by exchange control regulations.  In addition, the value of foreign fixed-income investments will fluctuate in response to changes in U.S. and foreign interest rates.

To manage the currency risk accompanying investments in foreign securities and to facilitate the purchase and sale of foreign securities, each of the Leuthold Global Fund, the Leuthold Global Clean Technology Fund and the Leuthold Hedged Equity Fund may engage in foreign currency transactions on a spot (cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date (“forward foreign currency” contracts or “forward” contracts).

A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  These contracts are principally traded in the inter-bank market conducted directly between currency traders (usually large commercial banks) and their customers.  A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades.

When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to “lock in” the U.S. dollar price of the security.  By entering into a forward contract for the purchase or sale of a fixed amount of U.S. dollars equal to the amount of foreign currency involved in the underlying security transaction, the Fund can protect itself against a possible loss, resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which the payment is made or received.

When the Adviser believes that a particular foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell a fixed amount of the foreign currency approximating the value of some or all of a Fund’s portfolio securities denominated in such foreign currency.  The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures.  The projection of short-term currency market movement is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain.  A Fund will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund’s securities or other assets denominated in that currency.  The Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of a Fund will be served.

At the maturity of a forward contract, a Fund may either sell the portfolio securities and make delivery of the foreign currency, or it may retain the securities and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract obligating it to purchase, on the same maturity date, the same amount of foreign currency.

If a Fund retains the portfolio securities and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices.  If the Fund engages in an offsetting transaction, it may subsequently enter into a forward contract to sell the foreign currency.  Should forward prices decline during the period when the Fund entered into the forward contract for the sale of a foreign currency and the date it entered into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase.  Should forward prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Shareholders should note that:  (1) foreign currency hedge transactions do not protect against or eliminate fluctuations in the prices of particular portfolio securities (namely, if the price of such securities declines due to an issuer’s deteriorating credit situation); and (2) it is impossible to forecast with precision the market value of securities at the expiration of a forward contract.  Accordingly, a Fund may have to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the Fund’s securities is less than the amount of the foreign currency upon expiration of the contract.  Conversely, a Fund may have to sell some of its foreign currency received upon the sale of a portfolio security if the market value of the Fund’s securities exceed the amount of foreign currency the Fund is obligated to deliver.  A Fund’s dealings in forward foreign currency exchange contracts will be limited to the transactions described above.

Although a Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis.  A Fund will do so from time to time and investors should be aware of the costs of currency conversion.  Although foreign exchange dealers do not charge a fee for conversion, they realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies.  Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

A Fund may purchase and sell currency futures and purchase and write currency options to increase or decrease its exposure to different foreign currencies.  The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above.  Currency futures contracts are similar to forward foreign currency contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date.  Most currency futures contracts call for payment or delivery in U.S. dollars.  The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract.  The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a Fund’s investments.  A currency hedge, for example, should protect a Yen-dominated security from a decline in the Yen, but will not protect the Fund against a price decline resulting from deterioration in the issuer’s creditworthiness.  Because the value of a Fund’s foreign-denominated investments change in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund’s investments exactly over time.

Investments in ADRs, ADSs or GDRs.  As noted above, the Funds may hold securities of U.S. and foreign issuers in the form of ADRs, ADSs or GDRs.  These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged.  ADRs and ADSs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation.  Generally, ADRs and ADSs in registered form are designed for use in U.S. securities markets.  GDRs are issued by European financial institutions.

ADR facilities may be either “sponsored” or “unsponsored.”  While similar, distinctions exist relating to the rights and duties of ADR holders and market practices.  A depository may establish an unsponsored facility without the participation by or consent of the issuer of the deposited securities, although a letter of non-objection from the issuer is often requested.  Holders of unsponsored ADRs generally bear all the costs of such facility, which can include deposit and withdrawal fees, currency conversion fees and other service fees.  The depository of an unsponsored facility may be under no duty to distribute shareholder communications from the issuer or pass through voting rights.  Issuers of unsponsored ADRs are not obligated to disclose material information in the U.S. and, therefore, there may not be a correlation between such information and the market value of the ADR.  Sponsored facilities enter into an agreement with the issuer that sets out rights and duties of the issuer, the depository and the ADR holder.  This agreement also allocates fees among the parties.  Most sponsored agreements also provide that the depository will distribute shareholder notices, voting instructions and other communications.  Each of the Funds may invest in sponsored and unsponsored ADRs, and the Leuthold Hedged Equity Fund and the Grizzly Short Fund may sell short sponsored and unsponsored ADRs.

Short Sales

Each of the Leuthold Core Investment Fund, the Leuthold Asset Allocation Fund, the Leuthold Global Fund, the Leuthold Global Industries Fund, the Leuthold Global Clean Technology Fund, the Leuthold Hedged Equity Fund and the Grizzly Short Fund may seek to realize additional gains through effecting short sales of securities, although the Leuthold Global Clean Technology Fund has no current intention of effecting short sales.  Short selling involves the sale of borrowed securities.  At the time a short sale is effected, the Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time the Fund purchases it for delivery to the lender.  The price at such time may be more or less than the price at which the security was sold by the Fund.  Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividend or interest which accrue during the period of the loan.  To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold.  The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed.  Until a Fund closes its short position or replaces the borrowed security, the Fund will:  (a) maintain cash or liquid securities at such a level that the amount so maintained plus the amount deposited with the broker as collateral will equal the current value of the security sold short; or (b) otherwise cover the Fund’s short position.  For example if a Fund believes the price of the stock of XYZ Corp. (which is currently $50 per share) will decline, it may borrow shares of XYZ Corp. from a securities lender and then sell the borrowed shares in the open market.  Later the Fund will purchase shares of XYZ Corp. in the open market to return to the securities lender.  If it purchases shares of XYZ Corp. for less than $50 per share, it will have realized a gain, and if it purchases shares of XYZ Corp. for more than $50 per share, it will have realized a loss.  A Fund’s goal when effecting short sales is to “Sell high and Buy low.”

A Fund may make short sales “against the box” (namely, when a security identical to or convertible or exchangeable into one owned by the Fund is borrowed and sold short).  Selling short “against the box” is not a principal investment strategy of any Fund.

High Yield and Other Securities

Each of the Leuthold Core Investment Fund, the Leuthold Asset Allocation Fund, the Leuthold Global Fund, the Leuthold Global Industries Fund, the Leuthold Global Clean Technology Fund and the Leuthold Hedged Equity Fund may invest in corporate debt securities, including bonds and debentures (which are long-term) and notes (which may be short or long-term).  A registered investment company in which the Leuthold Core Investment Fund, the Leuthold Asset Allocation Fund, the Leuthold Global Fund, the Leuthold Global Industries Fund, the Leuthold Global Clean Technology Fund and the Leuthold Hedged Equity Fund invests may also invest in such debt securities.  These debt securities may be rated investment grade by S&P or Moody’s.  Securities rated BBB by S&P or Baa by Moody’s, although investment grade, exhibit speculative characteristics and are more sensitive than higher rated securities to changes in economic conditions.  A Fund (and registered investment companies in which a Fund may, at times, invest) may also invest in securities that are rated below investment grade.  Investments in high yield securities (namely, less than investment grade), while providing greater income and opportunity for gain than investments in higher-rated securities, entail relatively greater risk of loss of income or principal.  Lower-grade obligations are commonly referred to as “junk bonds”.  Market prices of high-yield, lower-grade obligations may fluctuate more than market prices of higher-rated securities.  Lower grade, fixed income securities tend to reflect short-term corporate and market developments to a greater extent than higher-rated obligations which, assuming no change in their fundamental quality, react primarily to fluctuations in the general level of interest rates.

The high yield market at times is subject to substantial volatility.  An economic downturn or increase in interest rates may have a more significant effect on the high yield securities in an underlying registered investment company’s portfolio and their markets, as well as on the ability of securities’ issuers to repay principal and interest. Issuers of high yield securities may be of low creditworthiness and the high yield securities may be subordinated to the claims of senior lenders.  During periods of economic downturn or rising interest rates the issuers of high yield securities may have greater potential for insolvency and a higher incidence of high yield bond defaults may be experienced.

The prices of high yield securities have been found to be less sensitive to interest rate changes than higher-rated investments but are more sensitive to adverse economic changes or individual corporate developments.  During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing.  If the issuer of a high yield security owned by the Leuthold Core Investment Fund, the Leuthold Asset Allocation Fund, the Leuthold Global Fund, the Leuthold Global Industries Fund, the Leuthold Global Clean Technology Fund or the Leuthold Hedged Equity Fund (or by a registered investment company in which a Fund invests) defaults, the Fund (or such registered investment company) may incur additional expenses in seeking recovery.  Periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield securities and a Fund’s net asset value.  Yields on high yield securities will fluctuate over time.  Furthermore, in the case of high yield securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and therefore tend to be more volatile than the market prices of securities which pay interest periodically and in cash.

Certain securities held by the Leuthold Core Investment Fund, the Leuthold Asset Allocation Fund, the Leuthold Global Fund, the Leuthold Global Industries Fund, the Leuthold Global Clean Technology Fund or the Leuthold Hedged Equity Fund (or a registered investment company in which a Fund invests), including high yield securities, may contain redemption or call provisions.  If an issuer exercises these provisions in a declining interest rate market, a Fund (or such registered investment company) would have to replace the security with a lower yielding security, resulting in a decreased return for the investor.  Conversely, a high yield security’s value will decrease in a rising interest rate market, as will the value of the Fund’s (or the underlying registered investment company’s) net assets.

The secondary market for high yield securities may at times become less liquid or respond to adverse publicity or investor perceptions making it more difficult for the Leuthold Core Investment Fund, the Leuthold Asset Allocation Fund, the Leuthold Global Fund, the Leuthold Global Industries Fund, the Leuthold Global Clean Technology Fund or the Leuthold Hedged Equity Fund (or a registered investment company in which a Fund invests) to value accurately high yield securities or dispose of them.  To the extent a Fund (or a registered investment company in which the Fund invests) owns or may acquire illiquid or restricted high yield securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity difficulties, and judgment will play a greater role in valuation because there is less reliable and objective data available.

Special tax considerations are associated with investing in high yield bonds structured as zero coupon or pay-in-kind securities.  The Leuthold Global Fund, the Leuthold Asset Allocation Fund, the Leuthold Core Investment Fund, the Leuthold Global Industries Fund, the Leuthold Global Clean Technology Fund or the Leuthold Hedged Equity Fund (or a registered investment company in which a Fund invests) will report the interest on these securities as income even though it receives no cash interest until the security’s maturity or payment date.  Further, a Fund (or a registered investment company in which a Fund invests) must distribute substantially all of its income to its shareholders to qualify for pass-through treatment under the tax law.  Accordingly, a Fund (or a registered investment company in which a Fund invests) may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash or may have to borrow to satisfy distribution requirements.

Credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities.  Since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, the investment adviser to the Leuthold Core Investment Fund, the Leuthold Asset Allocation Fund, the Leuthold Global Fund, the Leuthold Global Industries Fund, the Leuthold Global Clean Technology Fund or the Leuthold Hedged Equity Fund (or a registered investment company in which a Fund invests) will monitor the issuers of high yield securities in the portfolio to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to attempt to assure the securities’ liquidity so a Fund can meet redemption requests.  To the extent that a Fund (or a registered investment company in which a Fund invests) invests in high yield securities, the achievement of its investment objective may be more dependent on its own credit analysis than is the case for higher quality bonds.  A Fund (or a registered investment company in which a Fund invests) may retain a portfolio security whose rating has been changed.

Investment in Subsidiaries

Each of the Leuthold Core Investment Fund, the Leuthold Asset Allocation Fund, the Leuthold Global Fund, the Leuthold Global Industries Fund, the Leuthold Global Clean Technology Fund and the Leuthold Hedged Equity Fund may invest up to 25% of its total assets in foreign wholly-owned subsidiaries.  The Funds will invest in such subsidiaries in order to gain exposure to the investment returns of the commodities markets, including investments in metals, within the limitations of the federal tax law requirements applicable to regulated investment companies.  By investing in the subsidiaries, the Funds may be considered to be investing indirectly in the same investments as the subsidiaries and are indirectly exposed to the risks associated with those investments.

Registered Investment Companies

Each Fund may invest up to 25% of its net assets in shares of registered investment companies.  No Fund will purchase or otherwise acquire shares of any registered investment company (except for purchases of money market funds or as part of a plan of merger, consolidation or reorganization approved by the stockholders of a Fund) if (a) that Fund and its affiliated persons would own more than 3% of any class of securities of such registered investment company or (b) more than 5% of its net assets would be invested in the shares of any one registered investment company.  If a Fund purchases more than 1% of any class of security of a registered open-end investment company, such investment will be considered an illiquid investment.

Any investment in a registered investment company involves investment risk. Additionally an investor could invest directly in the registered investment companies in which the Funds invest.  By investing indirectly through a Fund, an investor bears not only his or her proportionate share of the expenses of the Fund (including operating costs and investment advisory fees) but also indirect similar expenses of the registered investment companies in which the Fund invests.  An investor may also indirectly bear expenses paid by registered investment companies in which a Fund invests related to the distribution of such registered investment company’s shares.

Under certain circumstances an open-end investment company in which a Fund invests may determine to make payment of a redemption by the Fund (wholly or in part) by a distribution in kind of securities from its portfolio, instead of in cash.  As a result, the Fund may hold such securities until its investment adviser determines it appropriate to dispose of them.  Such disposition will impose additional costs on the Fund.

Investment decisions by the investment advisers to the registered investment companies in which the Funds invest are made independently of the Funds and their investment adviser.  At any particular time, one registered investment company in which a Fund invests may be purchasing shares of an issuer whose shares are being sold by another registered investment company in which the Fund invests.  As a result, the Fund indirectly would incur certain transactional costs without accomplishing any investment purpose.

Although the Funds will not concentrate their investments, registered investment companies in which the Leuthold Core Investment Fund, the Leuthold Asset Allocation Fund, the Leuthold Global Fund, the Leuthold Global Industries Fund, the Leuthold Global Clean Technology Fund and the Leuthold Hedged Equity Fund may invest may concentrate their investments within one industry (namely, sector funds).  Since the investment alternatives within an industry are limited, the value of the shares of such a registered investment company may be subject to greater market fluctuation than a registered investment company which invests in a broader range of securities.

Metals

Each of the Leuthold Core Investment Fund, the Leuthold Asset Allocation Fund, the Leuthold Global Fund, the Leuthold Global Industries Fund, the Leuthold Global Clean Technology Fund and the Leuthold Hedged Equity Fund may invest directly in metals such as aluminum, copper, zinc, lead, nickel, tin, silver, palladium and other industrial and precious metals.  (These Funds may also invest in metals indirectly by investing in foreign wholly-owned subsidiaries.  See “Investment in Subsidiaries” above.)  In connection with such investments these Funds may enter into agreements where they “pre-pay” for metals which are delivered at a later date (“Pre-Paid Physical Agreements”).  When investing in metals there is the risk that parties that act as custodians for the metals held by these Funds or with which they have entered into Pre-Paid Physical Agreements may become insolvent and file for bankruptcy protection.  In addition, these Funds may invest in companies that manufacture and distribute such metals, companies that invest in other companies engaged in activities related to such metals and securities indexed to the price of such metals or companies.  The prices of such metals may be subject to substantial price fluctuations and may be affected by broad economic, financial and political factors, including inflation, metal sales by governments or international agencies, speculation, changes in industrial and commercial demand, currency devaluations or revaluations, trade imbalances and governmental prohibitions or restrictions.  Further, investments in metals can present concerns such as delivery, storage and maintenance, possible illiquidity and the unavailability of accurate market valuations.  Investment in metals earns no investment income and may involve higher custody and transaction costs than investments in securities.

For each of the Leuthold Core Investment Fund, the Leuthold Asset Allocation Fund, the Leuthold Global Fund, the Leuthold Global Industries Fund, the Leuthold Global Clean Technology Fund and the Leuthold Hedged Equity Fund to qualify as a regulated investment company under current federal tax law, gains from selling metals may not exceed 10% of the Fund’s gross income for its taxable year.  This tax requirement could cause the Fund to hold or sell precious metals or securities when it would not otherwise do so, and if the requirement is not satisfied, could cause the Fund to be taxed as a corporation with respect to all of its income.

Natural Resources

The Leuthold Global Industries Fund and the Leuthold Global Clean Technology Fund may invest in securities of companies that engage in, invest in or sponsor mineral exploration or development programs, and the Leuthold Hedged Equity Fund may invest in securities of companies that engage in, invest in or sponsor oil, gas or mineral exploration or development programs.  Investments in companies in natural resources industries can be significantly affected by (often rapid) changes in supply of, or demand for, various natural resources.  They may also be affected by changes in energy prices, international political and economic developments, environmental incidents, energy conservation, the success of exploration projects, changes in commodity prices, and tax and other government regulations.

Illiquid Securities, Private Placements, Restricted Securities, and IPOs and Other Limited Opportunities

Each Fund may invest up to 15% of its net assets in securities for which there is no readily available market (“illiquid securities”).  The 15% limitation includes securities whose disposition would be subject to legal restrictions (“restricted securities”).  Illiquid and restricted securities often have a market value lower than the market price of unrestricted securities of the same issuer and are not readily marketable without some time delay.  This could result in a Fund being unable to realize a favorable price upon disposition of such securities and in some cases might make disposition of such securities at the time desired by the Fund impossible.

Private Placements and Restricted Investments. Illiquid securities include securities of private issuers, securities traded in unregulated or shallow markets, and securities that are purchased in private placements and are subject to legal or contractual restrictions on resale.  Because relatively few purchasers of these securities may exist, especially in the event of adverse market or economic conditions or adverse changes in the issuer’s financial condition, a Fund could have difficulty selling them when the Adviser believes it advisable to do so or may be able to sell them only at prices that are lower than if they were more widely held.  Disposing of illiquid securities may involve time-consuming negotiation and legal expenses, and selling them promptly at an acceptable price may be difficult or impossible.

While private placements may offer attractive opportunities not otherwise available in the open market, the securities purchased are usually restricted securities or are “not readily marketable.”  Restricted securities cannot be sold without being registered under the Securities Act of 1933, as amended (the “1933 Act”), unless they are sold pursuant to an exemption from registration (such as Rules 144 or 144A).  Securities that are not readily marketable are subject to other legal or contractual restrictions on resale.  A Fund may have to bear the expense of registering restricted securities for resale and the risk of substantial delay in effecting registration.  A Fund selling its securities in a registered offering may be deemed to be an “underwriter” for purposes of Section 11 of the 1933 Act.  In such event, the Fund may be liable to purchasers of the securities under Section 11 if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading, although the Fund may have a due diligence defense.

At times, the inability to sell illiquid securities can make it more difficult to determine their fair value for purposes of computing a Fund’s net asset value.  The judgment of the Adviser normally plays a greater role in valuing these securities than in valuing publicly traded securities.

IPOs and Other Limited Opportunities.  Each of the Leuthold Global Clean Technology Fund and the Leuthold Hedged Equity Fund may purchase securities of companies that are offered pursuant to an initial public offering (“IPO”) or other similar limited opportunities.  Although companies can be any age or size at the time of their IPO, they are often smaller and have a limited operating history, which involves a greater potential for the value of their securities to be impaired following the IPO.  The price of a company’s securities may be highly unstable at the time of its IPO and for a period thereafter due to factors such as market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available, and limited availability of investor information.  Securities purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased.  These fluctuations could impact the net asset value and return earned on a Fund’s shares. Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by sales of additional shares, and by concentration of control in existing management and principal shareholders.  In addition, all of the factors that affect the performance of an economy or equity markets may have a greater impact on the shares of IPO companies. IPO securities tend to involve greater risk due, in part, to public perception and the lack of publicly available information and trading history.

Lending Portfolio Securities

In order to generate additional income, each Fund may lend portfolio securities constituting up to 30% of its total assets to unaffiliated broker-dealers, banks or other recognized institutional borrowers of securities, provided that the borrower at all times maintains cash, U.S. Government securities or equivalent collateral or provides an irrevocable letter of credit in favor of the Fund equal in value to at least 100% of the value of the securities loaned.  During the time portfolio securities are on loan, the borrower pays the lending Fund an amount equivalent to any dividends or interest paid on such securities, and the Fund may receive an agreed-upon amount of interest income from the borrower who delivered equivalent collateral or provided a letter of credit.  Loans are subject to termination at the option of the lending Fund or the borrower.  The lending Fund may pay reasonable administrative and custodial fees in connection with a loan of portfolio securities and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker.  The lending Fund does not have the right to vote securities on loan, but could terminate the loan and regain the right to vote if that were considered important with respect to the investment.

The primary risk in securities lending is a default by the borrower during a sharp rise in price of the borrowed security resulting in a deficiency in the collateral posted by the borrower.  The Funds will seek to minimize this risk by requiring that the value of the securities loaned will be computed each day and additional collateral be furnished each day if required.

Borrowing

Each Fund is authorized to borrow money from banks but may not borrow money for investment purposes.  No Fund will purchase any portfolio securities or effect short sales while any borrowed amounts remain outstanding.  Typically, if a Fund borrows money, it will be for the purpose of facilitating portfolio management by enabling the Fund to meet redemption requests when the liquidation of portfolio investments would be inconvenient or disadvantageous.  If a Fund’s borrowing exceeds 5% of its net assets or if not repaid within sixty days, it must maintain asset coverage (total assets less liabilities exclusive of borrowings) of 300% of all amounts borrowed.  If, at any time, the value of a Fund’s assets should fail to meet this 300% coverage test, the Fund within three business days will reduce the amount of the Fund’s borrowings to the extent necessary to meet this 300% coverage.  Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

Portfolio Turnover

Each Fund’s annual portfolio turnover rate indicates changes in the Fund’s portfolio and is calculated by dividing the lesser of purchases or sales of securities (excluding securities having maturities at acquisition of one year or less) for the fiscal year by the monthly average of the value of the portfolio securities (excluding securities having maturities at acquisition of one year or less) owned by the Fund during the fiscal year.  For the fiscal year ended September 30, 2011, each of the Funds other than the Grizzly Short Fund had a relatively high turnover rate due to market volatility, and, with respect to the Leuthold Global Industries Fund and the Leuthold Global Clean Technology Fund, due to the adjustments in their portfolios resulting from the implementation of their investment strategy.

Disclosure of Portfolio Holdings

Fund Service Providers – Fund Administrator, Independent Registered Public Accounting Firm and Custodian.  The Funds have entered into arrangements with certain third party service providers for services that require these groups to have access to the Funds’ portfolios from time to time, on an ongoing basis.  As a result, such third party service providers receive portfolio holdings information prior to and more frequently than the public disclosure of such information.  There is no set time between the date of such information being provided to the service providers and the date on which the information is publicly disclosed as the information is provided to the service providers on an as needed basis in connection with the services they provide to the Funds (some receive the information daily).

As an example, the Funds’ administrator is responsible for maintaining the accounting records of the Funds, which includes maintaining a current portfolio of each Fund.  The Funds also undergo an annual audit which requires the Funds’ independent registered public accounting firm to audit each Fund’s portfolio as of the balance sheet date.  In addition to the Funds’ administrator, the Funds’ custodian also maintains an up-to-date list of each Fund’s holdings, and the Funds’ financial printer, in connection with the printing of Fund publications for distribution to shareholders, receives portfolio holdings information.  Each of these parties is contractually and/or ethically prohibited from sharing the Funds’ portfolios unless specifically authorized by the Funds.

Also, from time to time the Funds’ investment adviser may receive requests for proposals (“RFPs”) from consultants or potential clients that request information about the Funds’ holdings on an accelerated basis.  As long as such requests are on a one time basis, and do not result in continued receipt of data, such information may be provided in the RFP as of the most recent month end regardless of lag time.  Such information will be provided with a confidentiality legend and only in cases where the Funds’ investment adviser has reason to believe that the data will be used only for legitimate purposes and not for trading.

Rating, Ranking and Risk Measurement Organizations.  The Funds may provide their entire portfolios to rating, ranking and risk measurement organizations.  The Funds’ management has determined that these organizations provide investors with a valuable service and, therefore, are willing to provide them with portfolio information.  The Funds may not pay these organizations or receive any compensation from them for providing this information.  The Funds may provide portfolio information to these organizations on either a monthly or quarterly basis but not until such information is at least 15 days old.

Other Disclosure.  At the end of each month on the Funds’ website (www.leutholdfunds.com): (1) the Leuthold Core Investment Fund, the Leuthold Asset Allocation Fund, the Leuthold Global Fund and the Leuthold Global Clean Technology Fund publish their asset allocation percentages; and (2) the Leuthold Select Industries Fund, the Leuthold Global Industries Fund, the Leuthold Hedged Equity Fund and the Grizzly Short Fund publish their industry group weightings.  This information is updated approximately 5 to 10 calendar days following the end of each month.  It is available to anyone that visits the website.

Each of the Funds may also provide top ten portfolio holdings in certain marketing materials, which holdings will be posted contemporaneously on the Funds’ website.  In addition, each Fund may include with such disclosure information that includes, among other things, the top contributors/detractors from Fund performance.

DIRECTORS AND OFFICERS OF THE CORPORATION

As a Maryland corporation, the business and affairs of the Corporation are managed by its officers under the direction of its Board of Directors.  (The portfolios in the Leuthold Fund Family are the only mutual funds in a “fund complex,” as such term is defined in the Act.)  The name, age, address, principal occupation(s) during the past five years, and other information with respect to each of the current directors and officers of the Corporation are as follows (the ages are as of January 31, 2012):

Name, Address and Age	Position(s) Held with Corporation	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen By Directors	Other Directorships Held (during past five years) by Director

“Noninterested Persons”

Lawrence L. Horsch c/o Leuthold Weeden Capital Management 33 South Sixth Street Suite 4600 Minneapolis, MN 55402 Age: 76	Chairman and Director	Indefinite, Director since 1995	Chairman, Eagle Management & Financial Corp., a management consulting firm.	8	None

Paul M. Kelnberger c/o Leuthold Weeden Capital Management 33 South Sixth Street Suite 4600 Minneapolis, MN 55402 Age: 68	Director and Chair of Audit Committee	Indefinite, Director since 1995	Consultant to Johnson, West & Co., PLC.	8	None

Name, Address and Age	Position(s) Held with Corporation	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen By Directors	Other Directorship s Held (during past five years) by Director

“Noninterested Persons”

Addison L. Piper c/o Leuthold Weeden Capital Management 33 South Sixth Street Suite 4600 Minneapolis, MN 55402 Age: 65	Director and Chair of Nominating Committee	Indefinite, Director since 2009	Retired Chairman and Chief Executive Officer of Piper Jaffray Companies.	8	Piper Jaffray Companies and Renaissance Learning, Inc.
“Interested Persons”

Steven C. Leuthold 33 South Sixth Street Suite 4600 Minneapolis, MN 55402 Age: 74	Director	Indefinite, Director since 1995	Managing member of Leuthold Weeden Capital Management. Prior to October 2011 served as Chief Investment Officer of the Adviser.	8	None
John C. Mueller 33 South Sixth Street Suite 4600 Minneapolis, MN 55402 Age: 43	Director President	Indefinite, Director since 2009 One year term, President since 2011	Co-Chief Executive Officer of The Leuthold Group since 2005. Involved in Sales and Marketing for The Leuthold Group since 2001.	8	None
Edward C. Favreau 33 South Sixth Street Suite 4600 Minneapolis, MN 55402 Age: 60	Vice President	One year term, Vice President since 1999	Manager of Marketing and Sales of the Adviser since 1999.	N/A	N/A

Name, Address and Age	Position(s) Held with Corporation	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen By Directors	Other Directorships Held by Director

“Interested Persons”

Holly J. Weiss 33 South Sixth Street Suite 4600 Minneapolis, MN 55402 Age: 43	Secretary and Treasurer	One year term, Secretary and Treasurer since 2009
Chief Financial Officer of the Adviser since 2011.  Controller of the Adviser from 2008 to 2011.  Prior to joining the Adviser, she was Controller for Churchill Capital Mezzanine Finance from 2001 to 2008.

				N/A	N/A
Roger A. Peters 33 South Sixth Street Suite 4600 Minneapolis, MN 55402 Age: 51	Vice President and Chief Compliance Officer and Anti-Money Laundering Offier	One year term, Chief Compliance Officer since 2006 and Vice President since 2007 and Anti-Money Laundering Officer since 2011	Chief Compliance Officer of the Adviser since 2005.	N/A	N/A
Glenn R. Larson 33 South Sixth Street Suite 4600 Minneapolis, MN 55402 Age: 46	Assistant Secretary	One year term, Assistant Secretary since 2006	Compliance Officer of the Adviser since 2005.	N/A	N/A

Qualification of Directors

Steven C. Leuthold served for many years as a portfolio manager for a number of the Funds, and has been a director of the Corporation for 15 years.  His experience and skills as a portfolio manager, as well as his familiarity with the investment strategies utilized by the Adviser, led to the conclusion that he should serve as a director.  John C. Mueller has extensive experience in the investment management industry, most recently as Co-Chief Executive Officer of The Leuthold Group.  His experience and skills as a chief executive officer, as well as his familiarity with the investment management industry, particularly sales and marketing strategies utilized by the Adviser, led to the conclusion that he should serve as a director.

Lawrence L. Horsch’s long experience as a management consultant has honed his understanding of financial statements and the complex issues that confront businesses, making him a valuable member of the Board of Directors.  Paul M. Kelnberger has extensive experience in the accounting industry that has provided him with an extensive knowledge of financial statements and significant financial knowledge, which knowledge he brings to the Board of Directors in a relatable, effective way.  Addison L. Piper has extensive experience in the financial industry, having served as the chief executive officer of a financial services company, that has provided him with a thorough knowledge of financial products and financial statements, making him a valuable member of the Board of Directors.  Each of Messrs. Horsch, Kelnberger and Piper takes a conservative and thoughtful approach to addressing issues facing the Funds.  The combination of skills and attributes discussed above led to the conclusion that each of Messrs. Horsch, Kelnberger and Piper should serve as a director.

Board Leadership Structure

The Board of Directors has general oversight responsibility with respect to the operation of the Corporation and the Funds, and has structured itself in a manner that it believes allows it to perform its oversight function effectively.  The Board of Directors has engaged the Adviser to manage the Funds and is responsible for overseeing the Adviser and other service providers to the Funds in accordance with the provisions of the Act and other applicable laws.  The Board of Directors has established an Audit Committee that is comprised entirely of members of the Board who are disinterested persons of the Funds (the “Independent Directors”).  The Chairman of the Board is an Independent Director, and acts as the primary liaison between the Independent Directors and management.  The Independent Directors help identify matters for consideration by the Board of Directors and the Chairman of the Board regularly participates in the agenda setting process for Board meetings.

The Board of Directors has determined that the structure of the Chairman of the Board as an Independent Director and the function and composition of the Audit Committee are appropriate means to provide effective oversight on behalf of the Funds’ shareholders and address any potential conflicts of interest that may arise from the Adviser’s representation on the Board.  Further, the Corporation has determined that its leadership structure is appropriate in light of, among other factors, the asset size and nature of the Funds, the arrangements for the conduct of the Funds’ operations, the number of directors, and the responsibilities of the Board of Directors.

Board Oversight of Risk

Through its direct oversight role, and indirectly through the Audit Committee, and officers of the Funds and service providers, the Board of Directors performs a risk oversight function for the Funds.  To effectively perform its risk oversight function, the Board, among other things, performs the following activities: receives and reviews reports related to the performance and operations of the Funds; reviews and approves, as applicable, the compliance policies and procedures of the Funds; approves the Funds’ principal investment policies; adopts policies and procedures designed to deter market timing; meets with representatives of various service providers, including the Adviser and the independent registered public accounting firm of the Funds, to review and discuss the activities of the Funds and to provide direction with respect thereto; and appoints a chief compliance officer of the Funds who oversees the implementation and testing of the Funds’ compliance program and reports to the Board regarding compliance matters for the Funds and their service providers.

The Corporation has an Audit Committee, which plays a significant role in the risk oversight of the Funds as it meets annually with the auditors of the Funds and semiannually with the Funds’ chief compliance officer.

Not all risks that may affect the Funds can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects.  It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Funds, the Adviser or other service providers.  Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ goals.  As a result of the foregoing and other factors, the Funds’ ability to manage risk is subject to substantial limitations.

Board Committees

The Board of Directors has two committees, the Audit Committee and the Nominating Committee.  The members of both committees are comprised of directors who are not “interested persons.”  Currently, Messrs. Piper, Horsch and Kelnberger are the members of the Audit Committee and the Nominating Committee.

The primary functions of the audit committee are to recommend to the Board of Directors the independent auditors to be retained to perform the annual audit, to review the results of the audit, to review the Funds’ internal controls and to review certain other matters relating to the independent auditors and financial records.  The audit committee held two meetings during the fiscal year ended September 30, 2011.

The function of the Nominating Committee is to select and recommend candidates who are not “interested persons” of the Funds for election to the Board of Directors.  The Nominating Committee held no meetings during the fiscal year 2011.  The Nominating Committee will meet only when necessary to select and recommend candidates who are not “interested persons” of the Funds for election to the Board of Directors.

The Corporation’s Board of Directors has no other committees.

Board Compensation

The Corporation’s standard method of compensating directors is to pay each director who is not an interested person of the Corporation a fee of $10,000 for each meeting of the Board of Directors attended.  The Corporation also pays additional compensation to the Chairman of the Board, the Chairman of the Audit Committee and the Chairman of the Nominating Committee.  The Corporation also may reimburse its directors for travel expenses incurred in order to attend meetings of the Board of Directors.

The table below sets forth the compensation paid by the Corporation to each of the directors of the Corporation who served during the fiscal year ended September 30, 2011:

COMPENSATION TABLE

Name of Person	Aggregate Compensation from Corporation	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Corporation and Fund Complex Paid to Directors

“Interested Persons”

Steven C. Leuthold	$0	$0	$0	$0

John C. Mueller	$0	$0	$0	$0

“Noninterested Persons”

Lawrence L. Horsch	$61,250	$0	$0	$61,250

Paul M. Kelnberger	$53,750	$0	$0	$53,750

Addison L. Piper	$46,250	$0	$0	$46,250

Code of Ethics

The Corporation and the Adviser have adopted a code of ethics pursuant to Rule 17j-1 under the Act.  This code of ethics permits personnel subject thereto to invest in securities, including securities that may be purchased or held by a Fund.  This code of ethics generally prohibits, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale that the security is being considered for purchase or sale by a Fund or is being purchased or sold by a Fund.

Proxy Voting

The Funds vote proxies in accordance with the Adviser’s proxy voting policy.  The Adviser generally follows the so-called “Wall Street Rule,” subject to the exceptions discussed below.  Under the “Wall Street Rule,” the Adviser votes as management recommends or sells the stock prior to the meeting.  The Adviser believes that following the “Wall Street Rule” is generally consistent with the economic best interests of the Funds.  When management makes no recommendation, the Adviser will not vote proxies unless the Adviser determines the failure to vote would have a material adverse effect on the Funds.  If the Adviser determines that the failure to vote would have a material adverse effect on the Funds, it will vote in accordance with what it believes are the economic best interests of the Funds.

The Adviser will “echo” vote (namely, vote for and against the proposal in the same proportion as all other shareholders) shares of investment companies that it owns inside the Funds to comply with the requirements of Section 12(d)(1) of the Act.  If voting a proxy restricts trading in a security, the Adviser will not vote the proxy unless the trading restriction is of such limited duration that the Adviser deems the trading restriction will not negatively impact the Funds.  For the Funds whose investment strategies use a fundamental approach to selecting investments, a Portfolio Manager of such a Fund may use insights gained from the fundamental analysis to vote against management in the following situations: (1) Where compensation payments and packages are deemed to be excessive or unwarranted given the Portfolio Manager’s opinion of the performance of the firm; (2) Where the review of compensation payments or packages is deemed to be too infrequent given the Portfolio Manager’s view of the volatility of the market the firm serves; and (3) where the management requests the ability to issue bonds or additional capital stock that the Portfolio Manager views to be a detriment to existing shareholders.

Consistent with its duty of care the Adviser monitors proxy proposals just as it monitors other corporate events affecting the companies in which the Funds invest.  In the event that a vote presents a conflict of interest between the interests of the Funds and the Adviser, the Adviser will disclose the conflict to the Boards of Directors and, consistent with its duty of care and duty of loyalty, “echo” vote the securities (namely, vote for and against the proposal in the same proportion as all other shareholders).  Information on how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 may be requested by calling 1-800-273-6886.  This information is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

Set forth below are the names and addresses of all holders of the shares of each of the Funds who as of December 31, 2011 owned of record, or to the knowledge of the Corporation, beneficially owned, more than 5% of each such Fund’s then outstanding shares, as well as the percentage of shares of each such Fund beneficially owned by all officers and directors of the Corporation as a group.

Leuthold Core Investment Fund (Retail)

Name and Address of Beneficial Owner	Percent of Class

Charles Schwab & Co., Inc. 101 Montgomery St San Francisco, CA 94104-4151	41.56%
National Financial Services, LLC One World Financial Center 200 Liberty Street New York, New York 10281-1003	19.49%
TD Ameritrade, Inc. P.O. Box 2226 Omaha, Nebraska 68103-2226	11.37%
Officers and Directors as a Group (9 persons)	Less than 1%

Leuthold Core Investment Fund (Institutional)

Name and Address of Beneficial Owner	Percent of Class

Charles Schwab & Co., Inc. 101 Montgomery St San Francisco, CA 94104-4151	40.42%
National Financial Services, LLC One World Financial Center 200 Liberty Street New York, New York 10281-1003	9.66%
MITRA & CO c/o Marshall & Ilsley Trust Co. 11270 West Park Place Suite 400 Milwaukee, WI 53224	9.58%
TD Ameritrade, Inc. P.O. Box 2226 Omaha, Nebraska 68103-2226	5.53%
Officers and Directors as a Group (9 persons)	Less than 1%

Leuthold Asset Allocation Fund (Retail)

Name and Address of Beneficial Owner	Percent of Class

National Financial Services, LLC One World Financial Center 200 Liberty Street New York, New York 10281-1003	29.27%
Charles Schwab & Co., Inc. 101 Montgomery St San Francisco, CA 94104-4151	26.28%
TD Ameritrade, Inc. P.O. Box 2226 Omaha, Nebraska 68103-2226	7.23%
Officers and Directors as a Group (9 persons)	Less than 1%

Leuthold Asset Allocation Fund (Institutional)

Name and Address of Beneficial Owner	Percent of Class

National Financial Services, LLC One World Financial Center 200 Liberty Street New York, New York 10281-1003	32.48%
Charles Schwab & Co., Inc. 101 Montgomery St San Francisco, CA 94104-4151	31.67%
TD Ameritrade, Inc. P.O. Box 2226 Omaha, Nebraska 68103-2226	6.54%
Officers and Directors as a Group (9 persons)	Less than 1%

Leuthold Global Fund (Retail)

Name and Address of Beneficial Owner	Percent of Class

Charles Schwab & Co., Inc. 101 Montgomery St San Francisco, CA 94104-4151	38.25%
Officers and Directors as a Group (9 persons)	Less than 1%

Leuthold Global Fund (Institutional)

Name and Address of Beneficial Owner	Percent of Class

Charles Schwab & Co., Inc. 101 Montgomery St San Francisco, CA 94104-4151	24.16%
Wells Fargo Bank, N.A. P.O. Box 1533 Minneapolis, Minnesota 55480-1533	12.74%
Mac & Co. P.O. Box 3198 Pittsburgh, Pennsylvania 15230-3198	11.51%
NFS LLC FEBO The Northern Trust Company P.O. Box 92956 Chicago, Illinois 60675-0001	8.55%
Officers and Directors as a Group (9 persons)	Less than 1%

Leuthold Select Industries Fund

Name and Address of Beneficial Owner	Percent of Class

TD Ameritrade, Inc. P.O. Box 2226 Omaha, Nebraska 68103-2226	19.48%
Charles Schwab & Co., Inc. 101 Montgomery St San Francisco, CA 94104-4151	18.28%
National Financial Services, LLC One World Financial Center 200 Liberty Street New York, New York 10281-1003	15.78%
Merrill Lynch Pierce Fenner & Smith 4800 Deer Lake Dr E Jacksonville, Florida 32246-6484	14.00%
Officers and Directors as a Group (9 persons)	1.32%

Leuthold Global Industries Fund (Retail)

Name and Address of Beneficial Owner	Percent of Class

No shareholder owns more than 5% of Retail Class.
Officers and Directors as a Group (9 persons)	4.97%

Leuthold Global Industries Fund (Institutional)

Name and Address of Beneficial Owner	Percent of Class

Fort Worth Country Day School 4200 Country Day Lane Forth Worth, Texas 76109-4299	62.76%
Gerald & Daphina Cramer Family Foundation 707 Westchester Ave, Suite 405 White Plains, New York 10604-3151	24.22%
Cramer Grandchildren LLC 707 Westchester Ave, Suite 405 White Plains, New York 10604-3151	13.02%
Officers and Directors as a Group (9 persons)	Less than 1%

Leuthold Global Clean Technology Fund (Retail)

Name and Address of Beneficial Owner	Percent of Class

Charles Schwab & Co., Inc. 101 Montgomery St San Francisco, CA 94104-4151	66.73%
Officers and Directors as a Group (9 persons)	1.04%

Leuthold Global Clean Technology Fund (Institutional)

Name and Address of Beneficial Owner	Percent of Class

Wells Fargo Bank, N.A. P.O. Box 1533 Minneapolis, Minnesota 55480-1533	41.41%
Steven C. Leuthold 33 S 6th Street, Suite 4600 Minneapolis, Minnesota 55402-3716	35.23%
National Financial Services, LLC One World Financial Center 200 Liberty Street New York, New York 10281-1003	14.09%
Officers and Directors as a Group (9 persons)	35.23%

Leuthold Hedged Equity Fund (Retail)

Name and Address of Beneficial Owner	Percent of Class

TD Ameritrade, Inc. P.O. Box 2226 Omaha, Nebraska 68103-2226	29.31%
Charles Schwab & Co., Inc. 101 Montgomery St San Francisco, CA 94104-4151	29.22%
NFS LLC FEBO John C. Mueller 2240 Abingdon Way Orono, Minnesota 55356-9497	11.93%
TD Ameritrade Trust Co. P.O. Box 17748 Denver, Colorado 80217-0748	7.75%
Officers and Directors as a Group (9 persons)	12.12%

Leuthold Hedged Equity Fund (Institutional)

Name and Address of Beneficial Owner	Percent of Class

The Leuthold Group LLC 33 S 6th Street, Suite 4600 Minneapolis, Minnesota 55402-3718	93.51%
National Financial Services, LLC One World Financial Center 200 Liberty Street New York, New York 10281-1003	6.49%
Officers and Directors as a Group (9 persons)	Less than 1%

Grizzly Short Fund

Name and Address of Beneficial Owner	Percent of Class

Charles Schwab & Co., Inc. 101 Montgomery St San Francisco, CA 94104-4151	40.32%
National Financial Services, LLC One World Financial Center 200 Liberty Street New York, New York 10281-1003	9.65%
TD Ameritrade, Inc. P.O. Box 2226 Omaha, Nebraska 68103-2226	6.74%
Officers and Directors as a Group (9 persons)	Less than 1%

The following tables sets forth the dollar range of equity securities of each Fund and the aggregate dollar range of equity securities of all Funds beneficially owned by the current directors of the Corporation as of December 31, 2011.

Name of Director	Dollar Range of Equity Securities of Leuthold Core Investment Fund	Dollar Range of Equity Securities of Leuthold Asset Allocation Fund	Dollar Range of Equity Securities of Leuthold Global Fund	Dollar Range of Equity Securities of Leuthold Select Industries Fund

Interested Persons

Steven C. Leuthold	Over $100,000	None	None	$50,001-$100,000

John C. Mueller	Over $100,000	$10,001-$50,000	Over $100,000	$10,001-$50,000

Noninterested Persons

Lawrence L. Horsch	$50,001-$100,000	None	None	None

Paul M. Kelnberger	Over $100,000	None	$10,001-$50,000	None

Addison L. Piper	None	None	None	None

Name of Director	Dollar Range of Equity Securities of Leuthold Global Industries Fund	Dollar Range of Equity Securities of Leuthold Global Clean Technology Fund	Aggregate Dollar Range of Equity Securities of Leuthold Hedged Equity Fund

Interested Persons

Steven C. Leuthold	None	Over $100,000	None

John C. Mueller	Over $100,000	$10,001-$50,000	Over $100,000

Noninterested Persons

Lawrence L. Horsch	None	None	None

Paul M. Kelnberger	None	None	None

Addison L. Piper	None	None	None

Name of Director	Dollar Range of Equity Securities of Grizzly Short Fund	Dollar Range of Equity Securities of All Funds

Interested Persons

Steven C. Leuthold	None	Over $100,000

John C. Mueller	None	Over $100,000

Noninterested Persons

Lawrence L. Horsch	None	$50,001-$100,000

Paul M. Kelnberger	None	Over $100,000

Addison L. Piper	None	None

INVESTMENT ADVISER, PORTFOLIO MANAGERS, ADMINISTRATOR, CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES AGENT

The Adviser

The investment adviser to each Fund is Leuthold Weeden Capital Management, 33 South Sixth Street, Suite 4600, Minneapolis, Minnesota  55402.  Pursuant to the investment advisory agreements entered into between the Corporation and the Adviser with respect to each Fund (the “Advisory Agreements”), the Adviser furnishes continuous investment advisory services to the Funds.  The Adviser is controlled by Steven C. Leuthold who is the principal shareholder of the managing member of the Adviser.  The Adviser supervises and manages the investment portfolio of each Fund and, subject to such policies as the Board of Directors of the Corporation may determine, directs the purchase or sale of investment securities in the day-to-day management of each Fund’s investment portfolio.  Under the Advisory Agreements, the Adviser, at its own expense and without reimbursement from the Funds, furnishes office space and all necessary office facilities, equipment and executive personnel for managing the investments of the Funds and pays salaries and fees of all officers and directors of the Corporation (except the fees paid to directors who are not interested persons of the Adviser).  For the foregoing, the Adviser receives the following investment advisory fee from each Fund based on such Fund’s average daily net assets at the annual rate of:

Leuthold Core Investment Fund:	0.90%

Leuthold Asset Allocation Fund:	0.90%

Leuthold Global Fund:	1.10%

Leuthold Select Industries Fund:	1.00%

Leuthold Global Industries Fund:	1.00%

Leuthold Global Clean Technology Fund:	1.00%

Leuthold Hedged Equity Fund:	1.25%

Grizzly Short Fund	1.25%

Each Fund pays all of its expenses not assumed by the Adviser including, but not limited to, the costs of preparing and printing its registration statements required under the Securities Act of 1933 and the Act and any amendments thereto, the expenses of registering its shares with the Securities and Exchange Commission and in the various states, the printing and distribution cost of prospectuses mailed to existing stockholders, the cost of director and officer liability insurance, reports to stockholders, reports to government authorities and proxy statements, interest charges, brokerage commissions, and expenses incurred in connection with portfolio transactions.  Each Fund also pays the fees of directors who are not officers of the Corporation or interested persons of the Adviser, salaries of administrative and clerical personnel, association membership dues, auditing and accounting services, fees and expenses of any custodian or trustees having custody of assets of the Funds, expenses of calculating the net asset value and repurchasing and redeeming shares, and charges and expenses of dividend disbursing agents, registrars, and share transfer agents, including the cost of keeping all necessary stockholder records and accounts and handling any problems relating thereto.

During the fiscal years ended September 30, 2011, 2010 and 2009, the Leuthold Core Investment Fund incurred advisory fees payable to the Adviser of $10,992,682, $12,747,088 and $9,886,702, respectively.  During the fiscal years ended September 30, 2011, 2010 and 2009, the Leuthold Asset Allocation Fund incurred advisory fees payable to the Adviser of $10,606,272, $11,549,115 and $11,505,102, respectively.  During the fiscal years ended September 30, 2011, 2010 and 2009, the Leuthold Global Fund incurred advisory fees payable to the Adviser of $4,754,427, $2,869,424 and $1,424,312, respectively.  During the fiscal years ended September 30, 2011, 2010 and 2009, the Leuthold Select Industries Fund incurred advisory fees payable to the Adviser of $308,911, $468,721 and $343,639, respectively.  During the fiscal years ended September 30, 2011 and 2010, the Leuthold Global Industries Fund incurred advisory fees payable to the Adviser of $245,187 and $20,602, respectively (the Leuthold Global Industries Fund commenced operations May 17, 2010).  During the fiscal years ended September 30, 2011, 2010 and 2009, the Leuthold Global Clean Technology Fund incurred advisory fees payable to the Adviser of $262,675, $216,404 and $12,876, respectively (the Leuthold Global Clean Technology Fund commenced operations July 22, 2009).  During the fiscal years ended September 30, 2011, 2010 and 2009, the Leuthold Hedged Equity Fund incurred advisory fees payable to the Adviser of $85,212, $63,259 and $2,205, respectively (the Leuthold Hedged Equity Fund commenced operations July 22, 2009).  During the fiscal years ended September 30, 2011, 2010 and 2009, the Grizzly Short Fund incurred advisory fees payable to the Adviser of $1,611,902, $1,662,671 and $1,755,121, respectively.

The Adviser has undertaken to reimburse each of the Leuthold Core Investment Fund, the Leuthold Asset Allocation Fund and the Leuthold Global Industries Fund to the extent that the aggregate annual operating expenses, including the investment advisory fee and the administration fee but excluding interest, reimbursement payments to securities lenders for dividend and interest payments on securities sold short, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items, exceed that percentage of the average net assets of the Fund for such year, as determined by valuations made as of the close of each business day of the year, which is the most restrictive percentage provided by the state laws of the various states in which the shares of the Fund are qualified for sale or, if the states in which the shares of the Fund are qualified for sale impose no such restrictions, 2% with respect to the Leuthold Core Investment Fund, 1.50% with respect to the Leuthold Asset Allocation Fund and 1.85% with respect to the Leuthold Global Industries Fund.  As of the date hereof, no such state law provision was applicable to any of the Funds.  Additionally, the Adviser has voluntarily agreed to reimburse the Leuthold Core Investment Fund to the extent aggregate annual operating expenses as described above exceed 1.25% of the Fund’s daily net assets.  Each Fund monitors its expense ratio on a monthly basis.  If the accrued amount of the expenses of the Fund exceeds the expense limitation, the Fund creates an account receivable from the Adviser for the amount of such excess.  In such a situation the monthly payment of the Adviser’s fee will be reduced by the amount of such excess (and if the amount of such excess in any month is greater than the monthly payment of the Adviser’s fee, the Adviser will pay the Fund the amount of such difference), subject to adjustment month by month during the balance of the Fund’s fiscal year if accrued expenses thereafter fall below this limit.  If, in any of the three fiscal years following any fiscal year in which the Adviser has reimbursed a Fund for excess expenses, such Fund’s expenses, as a percentage of such Fund’s average net assets, are less than the applicable expense ratio limit, such Fund shall repay to the Adviser the amount the Adviser reimbursed the Fund; provided, however, that the Fund’s expense ratio shall not exceed the applicable limit.  During the fiscal years ended September 30, 2011, 2010 and 2009, the Adviser did not reimburse the Leuthold Core Investment Fund for excess expenses.  During the fiscal years ended September 30, 2011, 2010 and 2009, the Adviser did not reimburse the Leuthold Asset Allocation Fund for excess expenses.  During the fiscal year ended September 30, 2010, the Adviser reimbursed the Leuthold Global Industries Fund $50,678, of which amount the Leuthold Global Industries Fund repaid the Adviser $19,172 in 2011.

The Adviser has undertaken to reimburse each of the Leuthold Global Fund, the Leuthold Select Industries Fund and the Grizzly Short Fund to the extent that the aggregate annual operating expenses, including the investment advisory fee and the administration fee but excluding interest, reimbursement payments to securities lenders for dividend and interest payments on securities sold short, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items, exceed 1.85% of the average daily net assets of the Leuthold Global Fund, 1.60% of the average daily net assets of the Leuthold Select Industries Fund and 2.50% of the average daily net assets of the Grizzly Short Fund for such year, as determined by valuations made as of the close of each business day of the year.  Each Fund monitors its expense ratio on a monthly basis.  If the accrued amount of the expenses of a Fund exceeds the applicable expense limitation, the Fund creates an account receivable from the Adviser for the amount of such excess.  In such a situation the monthly payment of the Adviser’s fee will be reduced by the amount of such excess (and if the amount of such excess in any month is greater than the monthly payment of the Adviser’s fee, the Adviser will pay the Fund the amount of such difference), subject to adjustment month by month during the balance of the Fund’s fiscal year if accrued expenses thereafter fall below this limit.  If, in any of the three fiscal years following any fiscal year in which the Adviser has reimbursed a Fund for excess expenses, such Fund’s expenses, as a percentage of such Fund’s average net assets, are less than the applicable expense ratio limit, such Fund shall repay to the Adviser the amount the Adviser reimbursed the Fund; provided, however, that the Fund’s expense ratio shall not exceed the applicable limit.  During the fiscal years ended September 30, 2011, 2010 and 2009, the Adviser did not reimburse the Leuthold Global Fund, the Leuthold Select Industries Fund or the Grizzly Short Fund.

The Adviser has undertaken to reimburse each of the Leuthold Global Clean Technology Fund and the Leuthold Hedged Equity Fund to the extent that the aggregate annual operating expenses, including the investment advisory fee and the administration fee but excluding all federal, state and local taxes, interest, reimbursement payments to securities lenders for dividend and interest payments on securities sold short, acquired fund fees and expenses, brokerage commissions and extraordinary items, exceed 1.85% of the average daily net assets of the Leuthold Global Clean Technology Fund and 2.20% of the average daily net assets of the Leuthold Hedged Equity Fund for such year, as determined by valuations made as of the close of each business day of the year.  Each Fund monitors its expense ratio on a monthly basis.  If the accrued amount of the expenses of a Fund exceeds the applicable expense limitation, the Fund creates an account receivable from the Adviser for the amount of such excess.  In such a situation the monthly payment of the Adviser’s fee will be reduced by the amount of such excess (and if the amount of such excess in any month is greater than the monthly payment of the Adviser’s fee, the Adviser will pay the Fund the amount of such difference), subject to adjustment month by month during the balance of the Fund’s fiscal year if accrued expenses thereafter fall below this limit.  If, in any of the three fiscal years following any fiscal year in which the Adviser has reimbursed a Fund for excess expenses, such Fund’s expenses, as a percentage of such Fund’s average net assets, are less than the applicable expense ratio limit, such Fund shall repay to the Adviser the amount the Adviser reimbursed the Fund; provided, however, that the Fund’s expense ratio shall not exceed the applicable limit.  During the fiscal year ended September 30, 2011, the Adviser did not reimburse the Leuthold Global Clean Technology Fund.  During the fiscal year ended September 30, 2009, the Adviser reimbursed the Leuthold Global Clean Technology Fund $20,629, which amount the Leuthold Global Clean Technology Fund repaid the Adviser in 2010 (the Leuthold Global Clean Technology Fund commenced operations July 22, 2009).   During the fiscal years ended September 30, 2011, 2010 and 2009, the Adviser reimbursed the Leuthold Hedged Equity Fund $57,551, $37,088 and $26,633, respectively (the Leuthold Hedged Equity Fund commenced operations July 22, 2009).

Each Advisory Agreement for the Leuthold Asset Allocation Fund, the Leuthold Global Fund, the Leuthold Global Industries Fund, the Leuthold Global Clean Technology Fund and the Leuthold Hedged Equity Fund remains in effect for two years from its effective date and thereafter continues in effect as long as its continuance is specifically approved at least annually (i) by the Board of Directors of the Corporation or by the vote of a majority (as defined in the Act) of the outstanding shares of the applicable Fund, and (ii) by the vote of a majority of the directors of the Corporation who are not parties to the Advisory Agreement or interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval.  Each Advisory Agreement for the Grizzly Short Fund, the Leuthold Core Investment Fund and the Leuthold Select Industries Fund will remain in effect as long as its continuance is specifically approved at least annually (i) by the Board of Directors of the Corporation or by the vote of a majority (as defined in the Act) of the outstanding shares of the applicable Fund, and (ii) by the vote of a majority of the directors of the Corporation who are not parties to the Advisory Agreement or interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval.  Each Advisory Agreement provides that it may be terminated at any time without the payment of any penalty, by the Board of Directors of the Corporation or by vote of the majority of the applicable Fund’s stockholders on sixty (60) days’ written notice to the Adviser, and by the Adviser on the same notice to the Corporation, and that it shall be automatically terminated if it is assigned.

Each Advisory Agreement provides that the Adviser shall not be liable to the Corporation or its stockholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.  Each Advisory Agreement also provides that the Adviser and its officers, directors and employees may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render services to others.

See “ALLOCATION OF PORTFOLIO BROKERAGE” for a discussion of the benefits derived by the Adviser from soft dollar arrangements during the last fiscal year.  None of the directors who are “Disinterested Persons” of the Corporation, or any member of their immediate family, own shares of the Adviser or companies, other than registered investment companies, controlled by or under common control with the Adviser.

The Adviser may pay compensation, out of its own funds and not as an expense of the Funds, to certain unaffiliated brokers, dealers or other financial intermediaries (“financial intermediaries”) in connection with the sale or retention of shares of the Funds or shareholder servicing.  For example, the Adviser may pay additional compensation for the purpose of providing services to the Funds or to shareholders of the Funds, including shareholder servicing, transaction processing, sub-accounting services and marketing support.  These payments, sometimes referred to as ‘‘revenue sharing,’’ do not change the price paid by investors to purchase the Funds’ shares or the amount the Fund receives as proceeds from such sales.  The making of revenue sharing payments could create a conflict of interest for financial intermediaries receiving such payments.

Portfolio Managers

The sole investment adviser to each Fund is Leuthold Weeden Capital Management.  The portfolio managers to the Funds may have responsibility for the day-to-day management of accounts other than the Funds.  Information regarding these other accounts is set forth below.  The number of accounts and assets is shown as of September 30, 2011.

	Number of Other Accounts Managed and Total Assets by Account Type			Number of Accounts and Total Assets for Which Advisory Fee is Performance-Based

Name of Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Andrew Engel	0	0	158	0	0	0

(portfolio manager for Leuthold Core Investment Fund and Leuthold Asset Allocation Fund)	$0	$0	$372,135,362	$0	$0	$0

	Number of Other Accounts Managed and Total Assets by Account Type			Number of Accounts and Total Assets for Which Advisory Fee is Performance-Based

Name of Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Matthew B. Paschke	0	2	197	0	1	0
(portfolio manager for Leuthold Core Investment Fund, Leuthold Asset Allocation Fund, Leuthold Global Fund, Leuthold Select Industries Fund, Leuthold Global Industries Fund, Leuthold Hedged Equity Fund and Grizzly Short Fund)	$0	$26,316,924	$598,274,369	$0	$10,111,502	$0

Greg M. Swenson	0	2	5	0	1	0

(portfolio manager for Leuthold Global Industries Fund, Leuthold Hedged Equity Fund and Grizzly Short Fund)	$0	$26,316,924	$23,870,265	$0	$10,111,502	$0

Douglas R. Ramsey	0	0	158	0	0	0

(portfolio manager for Leuthold Core Investment Fund, Leuthold Asset Allocation Fund and Leuthold Global Fund)	$0	$0	$372,135,362	$0	$0	$0

Chun Wang	0	0	20	0	0	0

(portfolio manager for Leuthold Select Industries Fund and Leuthold Global Fund)	$0	$0	$199,131,962	$0	$0	$0

David H. Kurzman	0	0	0	0	0	0

(portfolio manager for Leuthold Global Clean Technology Fund)	$0	$0	$0	$0	$0	$0

Eric J. Weigel	0	0	1	0	0	0

(portfolio manager for Leuthold Select Industries Fund and Leuthold Hedged Equity Fund)	$0	$0	$874,546	$0	$0	$0

The portfolio managers of the Adviser are often responsible for managing other accounts.  The Adviser typically assigns accounts with similar investment strategies to the portfolio managers to mitigate the potentially conflicting investment strategies of accounts.  Other than potential conflicts between investment strategies, the side-by-side management of the Funds and other accounts may raise potential conflicts of interest due to the interest held by the Adviser or one of its affiliates in an account and certain trading practices used by the portfolio managers (for example, cross trades between a Fund and another account and allocation of aggregated trades).  The Adviser has developed policies and procedures reasonably designed to mitigate those conflicts.  In particular, the Adviser has adopted policies limiting the ability of portfolio managers to cross securities between Funds and policies designed to ensure the fair allocation of securities purchased on an aggregated basis.

The portfolio managers are compensated in various forms.  The following table outlines the forms of compensation paid to each portfolio manager as of September 30, 2011.

Name of Portfolio Managers	Form of Compensation	Source of Compensation	Method Used to Determine Compensation (Including Any Differences in Method Between Account Types)

Andrew Engel (portfolio manager for Leuthold Core Investment Fund and Leuthold Asset Allocation Fund)	Salary/Bonus	Leuthold Weeden Capital Management
Mr. Engel receives a fixed salary that is set by reference to industry standards.  He also receives an annual subjective bonus based solely on the overall profitability of the Adviser after taxes for the prior fiscal year and based on an evaluation of all the duties he performs for the Adviser.

Matthew B. Paschke

(portfolio manager for Leuthold Core Investment Fund, Leuthold Asset Allocation Fund, Leuthold Global Fund, Leuthold Select Industries Fund, Leuthold Global Industries Fund, Leuthold Hedged Equity Fund and Grizzly Short Fund)
	Salary/Bonus	Leuthold Weeden Capital Management
Mr. Paschke receives a fixed salary that is set by reference to industry standards.  He also receives an annual subjective bonus based solely on the overall profitability of the Adviser after taxes for the prior fiscal year and based on an evaluation of all the duties he performs for the Adviser.

Greg M. Swenson (portfolio manager for Leuthold Global Industries Fund, Leuthold Hedged Equity Fund and Grizzly Short Fund)	Salary/Bonus	Leuthold Weeden Capital Management
Mr. Swenson receives a fixed salary that is set by reference to industry standards.  He also receives an annual subjective bonus based solely on the overall profitability of the Adviser after taxes for the prior fiscal year and based on an evaluation of all the duties he performs for the Adviser.

Douglas R. Ramsey (portfolio manager for Leuthold Core Investment Fund, Leuthold Asset Allocation Fund and Leuthold Global Fund)	Salary/Bonus	Leuthold Weeden Capital Management
Mr. Ramsey receives a fixed salary that is set by reference to industry standards.  He also receives an annual subjective bonus based solely on the overall profitability of the Adviser after taxes for the prior fiscal year and based on an evaluation of all the duties he performs for the Adviser.

Name of Portfolio Managers	Form of Compensation	Source of Compensation	Method Used to Determine Compensation (Including Any Differences in Method Between Account Types)

Chun Wang (portfolio manager for Leuthold Select Industries Fund and Leuthold Global Fund)	Salary/Bonus	Leuthold Weeden Capital Management
Mr. Wang receives a fixed salary that is set by reference to industry standards.  He also receives an annual subjective bonus based solely on the overall profitability of the Adviser after taxes for the prior fiscal year and based on an evaluation of all the duties he performs for the Adviser.

David H. Kurzman (portfolio manager for Leuthold Global Clean Technology Fund)	Salary/Bonus	Leuthold Weeden Capital Management
Mr. Kurzman receives a fixed salary that is set by reference to industry standards.  He also receives an annual subjective bonus based solely on the overall profitability of the Adviser after taxes for the prior fiscal year and based on an evaluation of all the duties he performs for the Adviser.

Eric J. Weigel (portfolio manager for Leuthold Select Industries Fund and Leuthold Hedged Equity Fund)	Salary/Bonus	Leuthold Weeden Capital Management
Mr. Weigel receives a fixed salary that is set by reference to industry standards.  He also receives an annual subjective bonus based solely on the overall profitability of the Adviser after taxes for the prior fiscal year and based on an evaluation of all the duties he performs for the Adviser.

The following tables set forth the dollar range of equity securities of each Fund beneficially owned by each of the portfolio managers of such Fund as of September 30, 2011.

Name of Portfolio Managers	Dollar Range of Equity Securities of Leuthold Core Investment Fund	Dollar Range of Equity Securities of Leuthold Asset Allocation Fund	Dollar Range of Equity Securities of Leuthold Global Fund	Dollar Range of Equity Securities of Leuthold Select Industries Fund

Andrew Engel	$100,001-$500,000	None	$100,001-$500,000	$100,001-$500,000

Matthew B. Paschke	$10,001-$50,000	$10,001-$50,000	$100,001-$500,000	$10,001-$50,000

Greg M. Swenson	$50,001-$100,000	None	$100,001-$500,000	None

Douglas R. Ramsey	$500,001-$1,000,000	$100,001-$500,000	$500,001-$1,000,000	$100,001-$500,000

Chun Wang	None	None	$100,001-$500,000	$100,001-$500,000

David H. Kurzman	$10,001-$50,000	None	$10,001-$50,000	None

Eric J. Weigel	None	None	None	None

Name of Portfolio Managers	Dollar Range of Equity Securities of Leuthold Global Industries Fund	Dollar Range of Equity Securities of Leuthold Global Clean Technology Fund	Dollar Range of Equity Securities of Leuthold Hedged Equity Fund	Dollar Range of Equity Securities of Grizzly Short Fund

Andrew Engel	None	None	None	None

Matthew B. Paschke	$10,001-$50,000	None	$10,001-$50,000	$10,001-$50,000

Greg M. Swenson	$10,001-$50,000	None	$10,001-$50,000	None

Douglas R. Ramsey	$100,001-$500,000	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000

Chun Wang	None	None	None	None

David H. Kurzman	None	$1-$10,000	None	None

Eric J. Weigel	None	None	None	None

The Administrator

The administrator to the Corporation is U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 (the “Administrator”).  Pursuant to a Fund Administration Servicing Agreement entered into between the Corporation and the Administrator (the “Administration Agreement”), the Administrator prepares and maintains the books, accounts and other documents required by the Act, responds to stockholder inquiries, prepares each Fund’s financial statements and tax returns, prepares certain reports and filings with the SEC and with state blue sky authorities, furnishes statistical and research data, clerical, accounting and bookkeeping services and stationery and office supplies, keeps and maintains each Fund’s financial and accounting records and generally assists in all aspects of each Fund’s operations.  The Administrator, at its own expense and without reimbursement from the Funds, furnishes office space and all necessary office facilities, equipment and executive personnel for performing the services required to be performed by it under the Administration Agreement.  For the foregoing, the Administrator receives from the Funds a fee, paid monthly at an annual rate of 0.04% of the first $1,500,000,000 of the Funds’ average net assets, 0.03% of the next $1,500,000,000 of the Funds’ average net assets, 0.02% of the next $1,500,000,000 of the Funds’ average net assets and 0.015% of the Funds’ average net assets in excess of $4,500,000,000.  Notwithstanding the foregoing, the minimum annual fee payable to the Administrator is $240,000.

During the fiscal years ended September 30, 2011, 2010 and 2009, the Leuthold Core Investment Fund incurred fees of $474,481, $469,221 and $351,078, respectively, payable to the Administrator pursuant to the Administration Agreement.  During the fiscal years ended September 30, 2011, 2010 and 2009, the Leuthold Asset Allocation Fund incurred fees of $420,796, $458,118 and $476,568, respectively, payable to the Administrator pursuant to the Administration Agreement.  During the fiscal years ended September 30, 2011, 2010 and 2009, the Leuthold Global Fund incurred fees of $142,802, $81,273 and $44,899, respectively, payable to the Administrator pursuant to the Administration Agreement.  During the fiscal years ended September 30, 2011, 2010 and 2009, the Leuthold Select Industries Fund incurred fees of $10,791, $17,957 and $12,339, respectively, payable to the Administrator pursuant to the Administration Agreement.  During the fiscal years ended September 30, 2011 and 2010, the Leuthold Global Industries Fund incurred fees of $9,524 and $540, respectively, payable to the Administrator pursuant to the Administration Agreement (the Leuthold Global Industries Fund commenced operations May 17, 2010).  During the fiscal years ended September 30, 2011, 2010 and 2009, the Leuthold Global Clean Technology Fund incurred fees of $9,857, $7,522 and $488, respectively, payable to the Administrator pursuant to the Administration Agreement (the Leuthold Global Clean Technology Fund commenced operations July 22, 2009).  During the fiscal years September 30, 2011, 2010 and 2009, the Leuthold Hedged Equity Fund incurred fees of $2,507, $1,825 and $45, respectively, payable to the Administrator pursuant to the Administration Agreement (the Leuthold Hedged Equity Fund commenced operations July 22, 2009).  During the fiscal years ended September 30, 2011, 2010 and 2009, the Grizzly Short Fund incurred fees of $50,063, $38,080 and $43,742, respectively, pursuant to the Administration Agreement.

The Administration Agreement will remain in effect until terminated by either party.  The Administration Agreement may be terminated at any time, without the payment of any penalty, by the Board of Directors of the Corporation upon the giving of ninety (90) days’ written notice to the Administrator, or by the Administrator upon the giving of ninety (90) days’ written notice to the Corporation.

Under the Administration Agreement, the Administrator is required to exercise reasonable care and is not liable for any error or judgment or mistake of law or for any loss suffered by the Corporation in connection with its performance under the Administration Agreement, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Administrator in the performance of its duties under the Administration Agreement.

The Custodian

U.S. Bank, N.A., an affiliate of U.S. Bancorp Fund Services, LLC, serves as custodian of the Funds’ assets pursuant to Custody Agreement.  Under the Custody Agreement, U.S. Bank, N.A. has agreed to (i) maintain a separate account in the name of each Fund, (ii) make receipts and disbursements of money on behalf of each Fund, (iii) collect and receive all income and other payments and distributions on account of each Fund’s portfolio investments, (iv) respond to correspondence from stockholders, security brokers and others relating to its duties, and (v) make periodic reports to each Fund concerning such Fund’s operations.  U.S. Bank, N.A. does not exercise any supervisory function over the purchase and sale of securities.  The Bank of New York Mellon, headquartered in New York, serves as a sub-custodian of the global assets of the Funds.

The Transfer Agent

U.S. Bancorp Fund Services, LLC serves as transfer agent and dividend disbursing agent for the Funds under a Transfer Agent Servicing Agreement.  As transfer and dividend disbursing agent, U.S. Bancorp Fund Services, LLC has agreed to (i) issue and redeem shares of each Fund, (ii) make dividend and other distributions to stockholders of each Fund, (iii) respond to correspondence by Fund stockholders and others relating to its duties, (iv) maintain stockholder accounts, and (v) make periodic reports to each Fund.

The Fund Accounting Servicing Agent

In addition, the Corporation has entered into a Fund Accounting Servicing Agreement with U.S. Bancorp Fund Services, LLC pursuant to which U.S. Bancorp Fund Services, LLC has agreed to maintain the financial accounts and records of each Fund and provide other accounting services to the Funds.  For its accounting services, U.S. Bancorp Fund Services, LLC is entitled to receive fees, payable monthly from the Funds at an annual rate of 0.015% for the first $1 billion of average net assets and 0.005% of average net assets exceeding $1 billion.  Notwithstanding the foregoing, the minimum annual fee payable for accounting services is $160,000.  U.S. Bancorp Fund Services, LLC is also entitled to certain out of pocket expenses, including pricing expenses.

During the fiscal years ended September 30, 2011, 2010 and 2009, the Leuthold Core Investment Fund incurred fees of $112,774, $128,979 and $92,987, respectively, payable to U.S. Bancorp Fund Services, LLC pursuant to the Fund Accounting Servicing Agreement.  During the fiscal years ended September 30, 2011, 2010 and 2009, the Leuthold Asset Allocation Fund incurred fees of $109,735, $117,079 and $125,527, respectively, payable to U.S. Bancorp Fund Services, LLC pursuant to the Fund Accounting Servicing Agreement.  During the fiscal years ended September 30, 2011, 2010 and 2009, the Leuthold Global Fund incurred fees of $54,968, $37,220 and $29,038, respectively, payable to U.S. Bancorp Fund Services, LLC pursuant to the Fund Accounting Servicing Agreement.  During the fiscal years ended September 30, 2011, 2010 and 2009, the Leuthold Select Industries Fund incurred fees of $6,062, $7,589 and $6,998, respectively, pursuant to the Fund Accounting Servicing Agreement.  During the fiscal years ended September 30, 2011 and 2010, the Leuthold Global Industries Fund incurred fees of $15,505 and $4,484, respectively, payable to U.S. Bancorp Fund Services, LLC pursuant to the Fund Accounting Servicing Agreement (the Leuthold Global Industries Fund commenced operations May 17, 2010).  During the fiscal years ended September 30, 2011, 2010 and 2009, the Leuthold Global Clean Technology Fund incurred fees of $7,070, $6,946 and $1,882, respectively, payable to U.S. Bancorp Fund Services, LLC pursuant to the Fund Accounting Servicing Agreement (the Leuthold Global Clean Technology Fund commenced operations July 22, 2009).  During the fiscal years ended September 30, 2011, 2010 and 2009, the Leuthold Hedged Equity Fund incurred fees of $6,944, $6,250 and $1,459, respectively, payable to U.S. Bancorp Fund Services, LLC pursuant to the Fund Accounting Servicing Agreement (the Leuthold Hedged Equity Fund commenced operations July 22, 2009).  During the fiscal years ended September 30, 2011, 2010 and 2009, the Grizzly Short Fund incurred fees of $14,316, $11,554 and $12,827, respectively, pursuant to the Fund Accounting Servicing Agreement.

Distributor

Rafferty Capital Markets, LLC serves as the distributor for the Funds.  Its principal business address is 59 Hilton Avenue, Garden City, New York 11530.

SERVICE PLANS

Each of the Leuthold Core Investment Fund, the Leuthold Select Industries Fund and the Grizzly Short Fund has adopted a service plan pursuant to which it may pay fees of up to 0.25% of its average daily net assets to broker-dealers, financial institutions or other service providers that provide services to investors in the Funds.  Payments under these plans are authorized by the officers of the Corporation.  The Institutional Shares of the Leuthold Core Investment Fund are not subject to any asset-based service fees.

The service plan may be terminated by a Fund at any time upon a vote of the directors of the Corporation who are not interested persons of the Corporation and who have no direct or indirect financial interest in the plans, and will be terminated if its continuance is not approved at least annually by such directors.

The Board of Directors reviews quarterly the amount and purposes of expenditures pursuant to the service plans as reported to it by the officers of the Corporation.

DISTRIBUTION PLANS

Each of the Leuthold Asset Allocation Fund, the Leuthold Global Fund, the Leuthold Global Industries Fund, the Leuthold Global Clean Technology Fund and the Leuthold Hedged Equity Fund has adopted a Service and Distribution Plan (the “12b-1 Plan”).  The Institutional Shares of the Leuthold Asset Allocation Fund, the Leuthold Global Fund, the Leuthold Global Industries Fund, the Leuthold Global Clean Technology Fund and the Leuthold Hedged Equity Fund are not subject to the 12b-1 Plan.  Each 12b-1 Plan was adopted in anticipation that each Fund will benefit from the 12b-1 Plan through increased sales of shares, thereby reducing each Fund’s expense ratio and providing the Adviser with greater flexibility in management.  Each 12b-1 Plan authorize payments by each Fund in connection with the distribution of its shares at an annual rate, as determined from time to time by the Board of Directors, of up to 0.25% of a Fund’s average daily net assets.  Amounts paid under a 12b-1 Plan by a Fund may be spent by the Fund on any activities or expenses primarily intended to result in the sale of shares of the Fund, including but not limited to, advertising, compensation for sales and marketing activities of financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders and the printing and mailing of sales literature.  To the extent any activity is one which a Fund may finance without a plan pursuant to Rule 12b-1, the Fund may also make payments to finance such activity outside of the 12b-1 Plan and not subject to its limitations.

Each 12b-1 Plan may be terminated by the Fund at any time by a vote of the directors of the Corporation who are not interested persons of the Corporation and who have no direct or indirect financial interest in the 12b-1 Plan or any agreement related thereto (the “Rule 12b-1 Directors”) or by a vote of a majority of the outstanding shares of the applicable Fund.  Messrs. Piper, Horsch and Kelnberger are currently the Rule 12b-1 Directors.  Any change in a 12b-1 Plan that would materially increase the distribution expenses of a Fund provided for in the 12b-1 Plan requires approval of the Board of Directors, including the Rule 12b-1 Directors, and a majority of the applicable Fund’s shareholders.

While these 12b-1 Plans are in effect, the selection and nomination of directors who are not interested persons of the Corporation will be committed to the discretion of the directors of the Corporation who are not interested persons of the Corporation.  The Board of Directors of the Corporation must review the amount and purposes of expenditures pursuant to each 12b-1 Plan quarterly as reported to it by the distributor, if any, or officers of the Corporation.  Each 12b-1 plan will continue in effect for as long its continuance is specifically approved at least annually by the Board of Directors, including the Rule 12b-1 Directors.

During the fiscal year ended September 30, 2011, pursuant to the 12b-1 Plan, the Leuthold Asset Allocation Fund incurred fees of $1,631,877, $1,583,223 of which were used to pay selling dealers and $48,654 to pay fulfillment costs.  During the fiscal year ended September 30, 2011, pursuant to the 12b-1 Plan, the Leuthold Global Fund incurred fees of $198,951, $196,703 of which were used to pay selling dealers and $2,248 to pay fulfillment costs. During the fiscal year ended September 30, 2011, pursuant to the 12b-1 Plan, the Leuthold Global Industries Fund incurred fees of $13,978, all of which were used to pay selling dealers. During the fiscal year ended September 30, 2011, pursuant to the 12b-1 Plan, the Leuthold Global Clean Technology Fund incurred fees of $27,691, $27,504 of which were used to pay selling dealers and $187 to pay fulfillment costs. During the fiscal year ended September 30, 2011, pursuant to the 12b-1 Plan, the Leuthold Hedged Equity Fund incurred fees of $9,742, $9,737 of which were used to pay selling dealers and $5 to pay fulfillment costs.

DETERMINATION OF NET ASSET VALUE

The net asset value (or price) per share of each Fund is determined by dividing the total value of that Fund’s investments and other assets, less any liabilities, by its number of outstanding shares.  The net asset value of each Fund normally will be determined as of the close of regular trading (currently 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for trading.  The New York Stock Exchange is open for trading Monday through Friday except New Year’s Day, Dr. Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  Additionally, when any of the aforementioned holidays falls on a Saturday, the New York Stock Exchange will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the New York Stock Exchange will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period.  The New York Stock Exchange also may be closed on national days of mourning.

Securities listed on a national securities exchange (other than The NASDAQ OMX Group, Inc., referred to as NASDAQ) are valued at the last sale price on the day the valuation is made.  Securities that are traded on NASDAQ under one of its three listing tiers, NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market, are valued at the Nasdaq Official Closing Price.  Securities Price information on listed stocks is taken from the exchange where the security is primarily traded.  Securities, including securities sold short, which are listed on an exchange but which are not traded on the valuation date are valued at the mean between the bid and the asked prices.  Unlisted securities for which market quotations are readily available are valued at the latest quoted bid price or, if unavailable, at prices provided by an independent pricing service.  Securities sold short which are not listed on an exchange but for which market quotations are readily available are valued at the average of the current bid and asked prices.  Debt securities are valued at bid prices provided by an independent pricing service approved by the Directors that uses a matrix pricing method or other analytical pricing models.  Physical metals are valued at prices provided by an independent pricing service. Other assets, including investments in open-end investment companies, and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Directors.  Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market.

Exchange traded options are valued at the last reported sale price on an exchange on which the option is traded.  If no sales are reported on a particular day, the mean between the highest bid and lowest asked quotations at the close of the exchanges will be used. Non-exchange traded options also will be valued at the mean between the last bid and asked quotations. For options where market quotations are not readily available, fair value shall be determined.

The Funds have adopted procedures pursuant to Rule 17a-7 under the Investment Company Act of 1940 pursuant to which the Funds may effect a purchase and sale transaction between Funds, with an affiliated person of the Funds (or an affiliated person of such an affiliated person) in which a Fund issues its shares in exchange for securities of a type which are permitted investments for such Fund.  For purposes of determining the number of shares to be issued, the securities to be exchanged will be valued in accordance with the requirements of Rule 17a-7.

The Funds may invest in foreign securities.  Trading in foreign securities may be completed at times that vary from the closing of the New York Stock Exchange.  The Funds’ policy is to value the foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the New York Stock Exchange.  Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates.  Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the New York Stock Exchange.  If these events materially affect the value of portfolio securities, then these securities may be valued at their value as determined in good faith by the Funds’ Board of Directors.  The Funds may rely on third-party pricing vendors to monitor for events materially affecting the values of the Funds’ foreign investments during the period between the close of foreign markets and the close of regular trading on the New York Stock Exchange.  The vendor provides a fair value for foreign securities held by the Funds based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security).  If events occur that materially affect the values of the Funds’ foreign investments, the third-party pricing vendors will provide revised values to the Funds.

REDEMPTION OF SHARES

Frequent purchases and redemptions of a Fund's shares by a shareholder may harm other shareholders of the Fund by interfering with the efficient management of the Fund’s portfolio, increasing brokerage and administrative costs, and potentially diluting the value of their shares.  Accordingly, the Board of Directors discourages frequent purchases and redemptions of shares of the Leuthold Asset Allocation Fund, the Leuthold Global Industries Fund, the Leuthold Global Fund, the Leuthold Core Investment Fund, the Leuthold Global Clean Technology Fund, the Leuthold Hedged Equity Fund and the Leuthold Global Industries Fund by:

1. Reserving the right to reject any purchase order for any reason or no reason, including purchase orders from potential investors that the Funds believe might engage in frequent purchases and redemptions of Fund shares;

2. Imposing a 2% redemption fee on redemptions or exchanges that occur within 5 business days of the share purchase (within 30 calendar days of the share purchase with respect to the Leuthold Global Clean Technology Fund).

The redemption fee does not apply to retirement plans (if the plans request and receive a waiver of the fee), but otherwise applies to all investors in these Funds, including those who invest through omnibus accounts at intermediaries such as broker-dealers.

These Funds rely on intermediaries to determine when a redemption occurs within 5 business days of purchase (within 30 calendar days of the share purchase with respect to the Leuthold Global Clean Technology Fund).  Shareholders purchasing shares through an intermediary should contact the intermediary or refer to their account agreement or plan document for information about how the redemption fee for transactions in the intermediary’s omnibus accounts works and any differences between the Funds' redemption fee procedures and the intermediary’s redemption fee procedures.  The right to reject an order applies to any order, including an order placed from an omnibus account or a retirement plan.

Although the Funds identified above have taken steps to discourage frequent purchases and redemptions of Fund shares, they cannot guarantee that such trading will not occur.  These Funds may, in their sole discretion, waive the redemption fee in the case of death, disability, hardship, or other limited circumstances that do not indicate market timing strategies.

In calculating whether a sale of Fund shares (including an exchange) is subject to a redemption fee, a shareholder’s holdings will be viewed on a “first in/first out” basis.  This means that, in determining whether any fee is due, the shareholder will be deemed to have sold the shares he or she acquired earliest.  The fee will be calculated based on the current price of the shares as of the trade date of the sale or exchange.

The Leuthold Select Industries Fund and the Grizzly Short Fund generally accommodate frequent purchases and redemptions of their shares notwithstanding the potential harm to the other shareholders of the Leuthold Select Industries Fund and the Grizzly Short Fund.  The Board of Directors believes it likely that a significant number of investors in the Leuthold Select Industries Fund and the Grizzly Short Fund are not long-term investors because the Leuthold Select Industries Fund is offered to investors who choose to do their own asset allocation rather than invest in the Leuthold Asset Allocation Fund, the Leuthold Global Fund, or the Leuthold Core Investment Fund and because of the rising stock market risk associated with short selling of the Grizzly Short Fund.  Although the Leuthold Select Industries Fund and the Grizzly Short Fund generally accommodate frequent purchases and redemptions of their shares, they reserve the right to reject any purchase order for any reason or no reason, including purchase orders from potential investors that these Funds believe might engage in potentially disruptive purchases and redemptions of their shares.

The Funds reserve the right to suspend or postpone redemptions during any period when:  (a) trading on the New York Stock Exchange is restricted, as determined by the Securities and Exchange Commission, or that the Exchange is closed for other than customary weekend and holiday closings; (b) the Securities and Exchange Commission has by order permitted such suspension; (c) an emergency, as determined by the Securities and Exchange Commission, exists, making disposal of portfolio securities or valuation of net assets of the Funds not reasonably practicable.

SYSTEMATIC WITHDRAWAL PLAN

An investor who owns Retail Shares of any Fund worth at least $10,000 at the current net asset value may, by completing an application which may be obtained from the Funds or U.S. Bancorp Fund Services, LLC, create a Systematic Withdrawal Plan from which a fixed sum will be paid to the investor at regular intervals.  To establish the Systematic Withdrawal Plan, the investor deposits Retail Shares of a Fund with the Corporation and appoints it as agent to effect redemptions of such shares held in the account for the purpose of making monthly or quarterly withdrawal payments of a fixed amount to the investor out of the account.  Retail Shares of a Fund deposited by the investor in the account need not be endorsed or accompanied by a stock power if registered in the same name as the account; otherwise, a properly executed endorsement or stock power, obtained from any bank, broker-dealer or the Corporation is required.  The investor’s signature should be guaranteed by a bank, a member firm of a national stock exchange or other eligible guarantor.

The minimum amount of a withdrawal payment is $100.  These payments will be made from the proceeds of periodic redemptions of Retail Shares in the account at net asset value.  Redemptions will be made in accordance with the schedule (for example, monthly, bimonthly [every other month], quarterly or yearly, but in no event more than monthly) selected by the investor.  If a scheduled redemption day is a weekend day or a holiday, such redemption will be made on the next business day.  When establishing a Systematic Withdrawal Plan, the Funds recommend that the investor reinvest in additional Fund shares all income dividends and capital gains distributions payable by the Fund.  The investor may deposit additional Retail Shares in his account at any time.

Withdrawal payments cannot be considered as yield or income on the investor’s investment, since portions of each payment will normally consist of a return of capital.  Depending on the size or the frequency of the disbursements requested, and the fluctuation in the value of the Fund’s portfolio, redemptions for the purpose of making such disbursements may reduce or even exhaust the investor’s account.

The investor may vary the amount or frequency of withdrawal payments, temporarily discontinue them, or change the designated payee or payee’s address, by notifying U.S. Bancorp Fund Services, LLC in writing thirty (30) days prior to the next payment.

AUTOMATIC INVESTMENT PLAN AND TELEPHONE PURCHASES

The Funds offer an automatic investment option pursuant to which money will be moved from a stockholder’s bank account to the stockholder’s Fund account on the schedule (for example, monthly, bimonthly [every other month], quarterly or yearly) the stockholder selects.  The minimum transaction amount is $50.

The Funds offer a telephone purchase option pursuant to which money will be moved from the stockholder’s bank account to the stockholder’s Fund account upon request.  Only bank accounts held at domestic financial institutions that are Automated Clearing House (ACH) members can be used for telephone transactions. To have Fund shares purchased at the net asset value determined as of the close of regular trading on a given date, U.S. Bancorp Fund Services, LLC must receive the purchase order before the close of regular trading on such date.  Most transfers are completed within 3 business days. The minimum amount that can be transferred by telephone is $100.

ALLOCATION OF PORTFOLIO BROKERAGE

Each Fund’s securities trading and brokerage policies and procedures are reviewed by and subject to the supervision of the Corporation’s Board of Directors.  Decisions to buy and sell securities for each Fund are made by the Adviser subject to review by the Corporation’s Board of Directors.  In placing purchase and sale orders for portfolio securities for each Fund, it is the policy of the Adviser to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided, as described in this and the following paragraphs.  Many of these transactions involve payment of a brokerage commission by a Fund.  In some cases, transactions are with firms who act as principals for their own accounts.  In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best execution at the most favorable price involves a number of largely judgmental considerations.  Among these are the Adviser’s evaluation of the broker’s efficiency in executing and clearing transactions, block trading capability (including the broker’s willingness to position securities) and the broker’s reputation, financial strength and stability.  The most favorable price to a Fund means the best net price without regard to the mix between purchase or sale price and commission, if any.  Over-the-counter securities may be purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price.  In many instances, the Adviser feels that better prices are available from non-principal market makers who are paid commissions directly.

The Adviser may allocate brokerage to Weeden & Co., L.P. (“Weeden”), an affiliated broker-dealer, but only if the Adviser reasonably believes the commission and transaction quality are comparable to that available from other qualified brokers.  Weeden may receive revenue in the form of “liquidity rebates” which are payments from electronic communication networks (“ECNs”) where Fund trades are directed by Weeden for execution as an incentive for providing liquidity to the ECN.  Steven C. Leuthold and other limited partners of the Adviser are limited partners in Weeden Investors, L.P.  An affiliate of Weeden & Co., L.P., Weeden Investors, L.P., owns 22% of the voting securities of the Adviser.  Under the Act, Weeden is prohibited from dealing with the Fund as a principal in the purchase and sale of securities.  Weeden, when acting as a broker for the Fund in any of its portfolio transactions executed on a securities exchange of which Weeden is a member, will act in accordance with the requirements of Section 11(a) of the Securities Exchange Act of 1934 and the rules of such exchanges.

The Adviser provides market research to institutional clients for an agreed upon payment.  Institutional research is also distributed through Weeden and other broker-dealers who may effect securities transactions for the Adviser’s clients.  Weeden and the other broker-dealers typically provide the Adviser’s institutional research to their brokerage customers.  Weeden and the other broker-dealers pay the Adviser a fee for the research that is based on the amount of the research purchased by the broker-dealer.  In 2011, in excess of 65% of the institutional research sold by the Adviser was institutional research distributed by Weeden.  A broker-dealer’s willingness to distribute institutional research is not a factor considered by the Adviser in determining which broker-dealers it selects to effect securities transactions for its clients, including the Funds.

In allocating brokerage business for each Fund, the Adviser also takes into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm’s analysts for consultation.  While the Adviser believes these services have substantial value, they are considered supplemental to the Adviser’s own efforts in the performance of its duties under the Advisory Agreements.  Other clients of the Adviser may indirectly benefit from the availability of these services to the Adviser, and the Funds may indirectly benefit from services available to the Adviser as a result of transactions for other clients.  The Advisory Agreements provide that the Adviser may cause the Funds to pay a broker which provides brokerage and research services to the Adviser a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker viewed in terms of either the particular transaction or the Adviser’s overall responsibilities with respect to the Funds and the other accounts as to which he exercises investment discretion.  Weeden will not receive higher commissions because of research services provided.

During the fiscal year ended September 30, 2011, the Leuthold Core Investment Fund paid brokerage commissions of $1,716,530 on transactions having a total market value of $2,326,755,086.  During the same period, the Leuthold Core Investment Fund paid Weeden brokerage commissions of $769,187 (or 45% of the total commissions paid) on transactions having a total market value of $943,001,902 (or 41% of the aggregate amount of transactions).  All of the brokers to whom commissions were paid provided research services to the Adviser.  During the fiscal year ended September 30, 2010, the Leuthold Core Investment Fund paid brokerage commissions of $2,375,338 on transactions having a total market value of $3,041,632,416.  During the same period, the Leuthold Core Investment Fund paid Weeden brokerage commissions of $1,168,502 (or 49% of the total commissions paid) on transactions having a total market value of $1,242,310,388 (or 41% of the aggregate amount of transactions).  All of the brokers to whom commissions were paid provided research services to the Adviser.  During the fiscal year ended September 30, 2009, the Leuthold Core Investment Fund paid brokerage commissions of $2,474,789 on transactions having a total market value of $2,439,702,024.  During the same period, the Leuthold Core Investment Fund paid Weeden brokerage commissions of $1,720,141 (or 70% of the total commissions paid) on transactions having a total market value of $1,616,051,848 (or 66% of the aggregate amount of transactions).  All of the brokers to whom commissions were paid provided research services to the Adviser.

During the fiscal year ended September 30, 2011, the Leuthold Asset Allocation Fund paid brokerage commissions of $1,761,722 on transactions having a total market value of $2,654,874,801.  During the same period, the Leuthold Asset Allocation Fund paid Weeden brokerage commissions of $190,903 (or 11% of the total commissions paid) on transactions having a total market value of $252,015,253 (or 9% of the aggregate amount of transactions).  All of the brokers to whom commissions were paid provided research services to the Adviser.  During the fiscal year ended September 30, 2010, the Leuthold Asset Allocation Fund paid brokerage commissions of $1,994,176 on transactions having a total market value of $2,949,032,701.  During the same period, the Leuthold Asset Allocation Fund paid Weeden brokerage commissions of $238,386 (or 12% of the total commissions paid) on transactions having a total market value of $322,031,862 (or 11% of the aggregate amount of transactions).  All of the brokers to whom commissions were paid provided research services to the Adviser.  During the fiscal year ended September 30, 2009, the Leuthold Asset Allocation Fund paid brokerage commissions of $3,136,814 on transactions having a total market value of $3,592,745,806.  During the same period, the Leuthold Asset Allocation Fund paid Weeden brokerage commissions of $995,592 (or 32% of the total commissions paid) on transactions having a total market value of $945,429,069 (or 26% of the aggregate amount of transactions). All of the brokers to whom commissions were paid provided research services to the Adviser.

During the fiscal year ended September 30, 2011, the Leuthold Global Fund paid brokerage commissions of $830,040 on transactions having a total market value of $971,468,884.  During the same period, the Leuthold Global Fund paid Weeden brokerage commissions of $87,064 (or 10% of the total commissions paid) on transactions having a total market value of $81,471,921 (or 8% of the aggregate amount of transactions).  All of the brokers to whom commissions were paid provided research services to the Adviser.  During the fiscal year ended September 30, 2010, the Leuthold Global Fund paid brokerage commissions of $580,974 on transactions having a total market value of $631,454,649.  During the same period, the Leuthold Global Fund paid Weeden brokerage commissions of $103,656 (or 18% of the total commissions paid) on transactions having a total market value of $96,524,564 (or 15% of the aggregate amount of transactions).  All of the brokers to whom commissions were paid provided research services to the Adviser.  During the fiscal year ended September 30, 2009, the Leuthold Global Fund paid brokerage commissions of $338,015 on transactions having a total market value of $387,919,516.  During the same period, the Leuthold Global Fund paid Weeden brokerage commissions of $189,674 (or 56% of the total commissions paid) on transactions having a total market value of $229,403,640 (or 59% of the aggregate amount of transactions).  All of the brokers to whom commissions were paid provided research services to the Adviser.

During the fiscal year ended September 30, 2011, the Leuthold Select Industries Fund paid brokerage commissions of $60,058 on transactions having a total market value of $88,662,031.  During the same period, the Leuthold Select Industries Fund paid Weeden brokerage commissions of $34,379 (or 57% of the total commissions paid) on transactions having a total market value of $41,193,786 (or 46% of the aggregate amount of transactions).  All of the brokers to whom commissions were paid provided research services to the Adviser.  During the fiscal year ended September 30, 2010, the Leuthold Select Industries Fund paid brokerage commissions of $142,767 on transactions having a total market value of $177,998,000.  During the same period, the Leuthold Select Industries Fund paid Weeden brokerage commissions of $72,014 (or 50% of the total commissions paid) on transactions having a total market value of $73,631,089 (or 41% of the aggregate amount of transactions).  All of the brokers to whom commissions were paid provided research services to the Adviser.  During the fiscal year ended September 30, 2009, the Leuthold Select Industries Fund paid brokerage commissions of $116,701 on transactions having a total market value of $119,263,159.  During the same period, the Leuthold Select Industries Fund paid Weeden brokerage commissions of $73,566 (or 63% of the total commissions paid) on transactions having a total market value of $70,914,852 (or 59% of the aggregate amount of transactions).  All of the brokers to whom commissions were paid provided research services to the Adviser.

During the fiscal year ended September 30, 2011, the Leuthold Global Industries Fund paid brokerage commissions of $84,991 on transactions having a total market value of $99,929,948.  During the same period, the Leuthold Global Industries Fund paid Weeden brokerage commissions of $9,238 (or 11% of the total commissions paid) on transactions having a total market value of $7,804,070 (or 8% of the aggregate amount of transactions).  All of the brokers to whom commissions were paid provided research services to the Adviser.  During the fiscal year ended September 30, 2010, the Leuthold Global Industries Fund paid brokerage commissions of $14,272 on transactions having a total market value of $20,323,994 (the Leuthold Global Industries Fund commenced operations on May 17, 2010).  During the same period, the Leuthold Global Industries Fund paid Weeden brokerage commissions of $2,836 (or 20% of the total commissions paid) on transactions having a total market value of $2,324,801 (or 11% of the aggregate amount of transactions).  All of the brokers to whom commissions were paid provided research services to the Adviser.

During the fiscal year ended September 30, 2011, the Leuthold Global Clean Technology Fund paid brokerage commissions of $172,403 on transactions having a total market value of $62,858,117.  During the same period, the Leuthold Global Clean Technology Fund paid Weeden brokerage commissions of $35,063 (or 20% of the total commissions paid) on transactions having a total market value of $14,487,585 (or 23% of the aggregate amount of transactions).  All of the brokers to whom commissions were paid provided research services to the Adviser.  During the fiscal year ended September 30, 2010, the Leuthold Global Clean Technology Fund paid brokerage commissions of $60,724 on transactions having a total market value of $40,917,723.  During the same period, the Leuthold Global Clean Technology Fund paid Weeden brokerage commissions of $18,632 (or 31% of the total commissions paid) on transactions having a total market value of $12,403,202 (or 30% of the aggregate amount of transactions).  All of the brokers to whom commissions were paid provided research services to the Adviser.  During the fiscal year ended September 30, 2009, the Leuthold Global Clean Technology Fund paid brokerage commissions of $8,050 on transactions having a total market value of $5,249,927 (the Leuthold Global Clean Technology Fund commenced operations on July 22, 2009).  During the same period, the Leuthold Global Clean Technology Fund paid Weeden brokerage commissions of $2,594 (or 32% of the total commissions paid) on transactions having a total market value of $2,577,816 (or 49% of the aggregate amount of transactions).  All of the brokers to whom commissions were paid provided research services to the Adviser.

During the fiscal year ended September 30, 2011, the Leuthold Hedged Equity Fund paid brokerage commissions of $23,789 on transactions having a total market value of $33,756,917.  During the same period, the Leuthold Hedged Equity Fund paid Weeden brokerage commissions of $4,006 (or 17% of the total commissions paid) on transactions having a total market value of $4,901,047 (or 15% of the aggregate amount of transactions).  All of the brokers to whom commissions were paid provided research services to the Adviser.  During the fiscal year ended September 30, 2010, the Leuthold Hedged Equity Fund paid brokerage commissions of $22,655 on transactions having a total market value of $29,186,902.  During the same period, the Leuthold Hedged Equity Fund paid Weeden brokerage commissions of $3,500 (or 15% of the total commissions paid) on transactions having a total market value of $3,761,898 (or 13% of the aggregate amount of transactions).  All of the brokers to whom commissions were paid provided research services to the Adviser.  During the fiscal year ended September 30, 2009, the Leuthold Hedged Equity Fund paid brokerage commissions of $3,260 on transactions having a total market value of $3,291,960 (the Leuthold Hedged Equity Fund commenced operations on July 22, 2009).  During the same period, the Leuthold Hedged Equity Fund paid Weeden brokerage commissions of $177 (or 5% of the total commissions paid) on transactions having a total market value of $171,944 (or 5% of the aggregate amount of transactions).  All of the brokers to whom commissions were paid provided research services to the Adviser.

During the fiscal year ended September 30, 2011, the Grizzly Short Fund paid brokerage commissions of $692,705 on transactions having a total market value of $1,044,817,999.  During the same period, the Grizzly Short Fund paid Weeden brokerage commissions of $15,544 (or 2% of the total commissions paid) on transactions having a total market value of $15,012,014 (or 1% of the aggregate amount of transactions).  All of the brokers to whom commissions were paid provided research services to the Adviser.  During the fiscal year ended September 30, 2010, the Grizzly Short Fund paid brokerage commissions of $800,672 on transactions having a total market value of $1,031,583,304.  During the same period, the Grizzly Short Fund paid Weeden brokerage commissions of $0 (or 0% of the total commissions paid) on transactions having a total market value of $0 (or 0% of the aggregate amount of transactions).  All of the brokers to whom commissions were paid provided research services to the Adviser.  During the fiscal year ended September 30, 2009, the Grizzly Short Fund paid brokerage commissions of $2,019,330 on transactions having a total market value of $2,131,339,354.  During the same period, the Grizzly Short Fund paid Weeden brokerage commissions of $265,977 (or 13% of the total commissions paid) on transactions having a total market value of $211,189,773 (or 10% of the aggregate amount of transactions).  All of the brokers to whom commissions were paid provided research services to the Adviser.

TAXES

Each Fund annually will endeavor to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.  Each Fund has so qualified in each of its fiscal years.  If a Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations.  Stockholders of that Fund would not be liable for income tax on the Fund’s net investment income or net realized capital gains in their individual capacities.  Distributions to stockholders, whether from that Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

Dividends from a Fund’s net investment income and distributions from a Fund’s net realized short-term capital gains are taxable to stockholders as ordinary income (although a portion of such dividends may be taxable to investors at the lower rate applicable to dividend income), whereas distributions from a Fund’s net realized long-term capital gains are taxable as long-term capital gain regardless of the stockholder’s holding period for the shares.  Such dividends and distributions are taxable to stockholders whether received in cash or in additional shares.  The 70% dividends-received deduction for corporations will apply to dividends from a Fund’s net investment income, subject to proportionate reductions if the aggregate dividends received by that Fund from domestic corporations in any year are less than 100% of the net investment company taxable income distributions made by the Fund.  Gains on short sales generally are treated as short-term capital gains.

At September 30, 2011, the Leuthold Global Fund had no capital loss carry forward for federal income tax purposes.  At September 30, 2011, the other Funds had the following capital loss carry forwards for federal income tax purposes:

	Leuthold Core Investment Fund	Leuthold Asset Allocation Fund	Leuthold Select Industries Fund	Leuthold Global Industries Fund

Expires 09/30/2017	$ --	$ (66,840,379)	$ (1,293,754)*	$ --

Expires 09/30/2018	(22,593,066)	(342,059,658)	(3,762,448)	--

Expires 09/30/2019	--	--	--	(17,340)

* Capital loss carryforward transferred from merger, subject to annual limitations.

	Leuthold Global Clean Technology Fund	Leuthold Hedged Equity Fund	Grizzly Short Fund

Expires 09/30/2017	$ --	$ --	$ --

Expires 09/30/2018	(17,387)	(48,852)	(18,663,090)

Expires 09/30/2019	(1,413,543)	(498,485)	(25,380,935)

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “RIC Modernization Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies.  The changes are generally effective for taxable years beginning after the date of enactment.  One of the more prominent changes addresses capital loss carryforwards.  Under the RIC Modernization Act, each Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period.  However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date.  As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.  Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

Any dividend or capital gains distribution paid shortly after a purchase of Fund shares will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution.  Furthermore, if the net asset value of Fund shares immediately after a dividend or distribution is less than the cost of such shares to the stockholder, the dividend or distribution will be taxable to the stockholder even though it results in a return of capital to him.

Redemption of shares will generally result in a capital gain or loss for income tax purposes.  Such capital gain or loss will be long term or short term, depending upon the holding period.  However, if a loss is realized on shares held for six months or less, and the investor received a distribution of net long-term capital gains during that period, then such loss is treated as a long-term capital loss to the extent of the capital gain distribution received.

Each Fund may be required to withhold Federal income tax at a rate of 28% (“backup withholding”) from dividend payments and redemption proceeds if a stockholder fails to furnish the Fund with his social security or other tax identification number and certify under penalty of perjury that such number is correct and that such stockholder is not subject to backup withholding due to the underreporting of income.  The certification form is included as part of the Purchase Application and should be completed when the account is opened.  The backup withholding tax rate of 28% currently applies to the amount paid by the Funds through December 31, 2012 and is scheduled to rise to 31% for amounts paid by the Funds after such date.

Beginning with the 2012 calendar year, in addition to reporting gross proceeds from redemptions, exchanges or other sales of mutual fund shares, federal law requires mutual funds, such as the Funds, to report to the IRS and shareholders the “cost basis” of shares acquired by shareholders on or after January 1, 2012 (“covered shares”) that are redeemed, exchanged or otherwise sold on or after such date.  These requirements generally do not apply to investments through a tax−deferred arrangement or to certain types of entities (such as C corporations).  S corporations, however, are not exempt from these new rules.

Please note that if a shareholder is a C corporation, unless the shareholder has previously notified the Funds in writing that it is a C corporation, the shareholder must complete a new Form W−9 exemption certificate informing the Funds of such C corporation status or the Funds will be obligated to presume that the shareholder is an S corporation and to report the cost basis of covered shares that are redeemed, exchanged or otherwise sold after January 1, 2012 to the IRS and to the shareholder pursuant to these rules.  Also, if a shareholder holds Fund shares through a broker (or another nominee), the shareholder should contact that broker (nominee) with respect to the reporting of cost basis and available elections for the shareholder’s account.

If a shareholder holds Fund shares directly, the shareholder may request that the shareholder’s cost basis be calculated and reported using any one of a number of IRS−approved alternative methods.  A shareholder should contact the Funds to make, revoke or change the shareholder’s election.  If a shareholder does not affirmatively elect a cost basis method, the Funds will use the [average cost basis method] as its default method for determining the shareholder’s cost basis.

Shareholders should note that they will continue to be responsible for calculating and reporting the cost basis, as well as any corresponding gains or losses, of Fund shares that were purchased prior to January 1, 2012 that are subsequently redeemed, exchanged or sold.  Shareholders are encouraged to consult with their tax advisors regarding the application of the new cost basis reporting rules to them and, in particular, which cost basis calculation method they should elect.  In addition, because the Funds are not required to, and in many cases does not possess the information to, take into account all possible basis, holding period or other adjustments into account in reporting cost basis information to shareholders, shareholders also should carefully review the cost basis information provided to them by the Funds and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax return.

This section is not intended to be a complete discussion of present or proposed federal income tax laws and the effect of such laws on an investor.  Investors are urged to consult with their respective tax advisers for a complete review of the tax ramifications of an investment in the Funds.

STOCKHOLDER MEETINGS

The Maryland General Corporation Law permits registered investment companies, such as the Corporation, to operate without an annual meeting of stockholders under specified circumstances if an annual meeting is not required by the Act.  The Corporation has adopted the appropriate provisions in its Bylaws and may, at its discretion, not hold an annual meeting in any year in which the election of directors is not required to be acted on by stockholders under the Act.

The Corporation’s Bylaws also contain procedures for the removal of directors by its stockholders.  At any meeting of stockholders, duly called and at which a quorum is present, the stockholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.

Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Corporation shall promptly call a special meeting of stockholders for the purpose of voting upon the question of removal of any director.  Whenever ten or more stockholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to the Corporation’s Secretary in writing, stating that they wish to communicate with other stockholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either:  (1) afford to such applicants access to a list of the names and addresses of all stockholders as recorded on the books of the Corporation; or (2) inform such applicants as to the approximate number of stockholders of record and the approximate cost of mailing to them the proposed communication and form of request.

If the Secretary elects to follow the course specified in clause (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all stockholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the Securities and Exchange Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board of Directors to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

After opportunity for hearing upon the objections specified in the written statement so filed, the Securities and Exchange Commission may, and if demanded by the Board of Directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them.  If the Securities and Exchange Commission shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the Securities and Exchange Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all stockholders with reasonable promptness after the entry of such order and the renewal of such tender.

CAPITAL STRUCTURE

The Corporation’s Articles of Incorporation, as amended and supplemented, permit the Directors to issue 4,000,000,000 shares of common stock, with a $.0001 par value.  The Board of Directors has the power to designate one or more classes (“series”) of shares of common stock and to classify or reclassify any unissued shares with respect to such series.  Currently the Corporation is offering eight series, the Leuthold Core Investment Fund, the Leuthold Asset Allocation Fund, the Leuthold Global Fund, the Leuthold Select Industries Fund, the Leuthold Global Industries Fund, the Leuthold Global Clean Technology Fund, the Leuthold Hedged Equity Fund and the Grizzly Short Fund.  The Leuthold Core Investment Fund, the Leuthold Asset Allocation Fund, the Leuthold Global Fund, the Leuthold Global Clean Technology Fund, the Leuthold Hedged Equity Fund and the Leuthold Global Industries Fund offer two classes of shares, Retail Shares and Institutional Shares.

The shares of each Fund are fully paid and non-assessable; have no preference as to conversion, exchange, dividends, retirement or other features; and have no preemptive rights.  Such shares have non-cumulative voting rights, meaning that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they so choose.  Generally shares are voted in the aggregate and not by each Fund, except where class voting rights by Fund is required by Maryland law or the Act.

The shares of each Fund have the same preferences, limitations and rights, except that all consideration received from the sale of shares of a Fund, together with all income, earnings, profits and proceeds thereof, belong to that Fund and are charged with the liabilities in respect of that Fund and of that Fund’s share of the general liabilities of the Corporation in the proportion that the total net assets of the Fund bears to the total net assets of all of the Funds.  However the Board of Directors of the Corporation may, in its discretion direct that any one or more general liabilities of the Corporation be allocated among the Funds on a different basis.  The net asset value per share of each Fund is based on the assets belonging to that Fund less the liabilities charged to that Fund, and dividends are paid on shares of each Fund only out of lawfully available assets belonging to that Fund.  In the event of liquidation or dissolution of the Corporation, the shareholders of each Fund will be entitled, out of the assets of the Corporation available for distribution, to the assets belonging to such Fund.

The Retail Shares and Institutional Shares represent an interest in the same assets of the Leuthold Core Investment Fund, the Leuthold Asset Allocation Fund, the Leuthold Global Fund, the Leuthold Global Clean Technology Fund, the Leuthold Hedged Equity Fund and the Leuthold Global Industries Fund, as the case may be, have the same rights and are identical in all material respects except that (1) Retail Shares of the Leuthold Asset Allocation Fund, the Leuthold Global Fund, the Leuthold Global Clean Technology Fund, the Leuthold Hedged Equity Fund and the Leuthold Global Industries Fund bear distribution (12b-1) fees and Institutional Shares are not subject to such fees; (2) Retail Shares of the Leuthold Core Investment Fund bear annual service fees and Institutional Shares are not subject to such fees; (3) Institutional Shares are available only to shareholders who invest directly in the Leuthold Core Investment Fund, the Leuthold Asset Allocation Fund, the Leuthold Global Fund, the Leuthold Global Clean Technology Fund, the Leuthold Hedged Equity Fund and the Leuthold Global Industries Fund, as the case may be, or who invest through a broker-dealer, financial institution or servicing agent that does not receive a service fee from the Leuthold Core Investment Fund, the Leuthold Asset Allocation Fund, the Leuthold Global Fund, the Leuthold Global Clean Technology Fund, the Leuthold Hedged Equity Fund and the Leuthold Global Industries Fund, as the case may be, or the Adviser; and (4) that the Board of Directors may elect to have certain expenses specific to the Retail Shares or Institutional Shares be borne solely by the Class to which such expenses are attributable, but any expenses not specifically allocated to the Retail Shares or Institutional Shares shall be allocated to each such Class on the basis of the net asset value of that Class in relation to the net asset value of the Leuthold Core Investment Fund, the Leuthold Asset Allocation Fund, the Leuthold Global Fund, the Leuthold Global Clean Technology Fund, the Leuthold Hedged Equity Fund and the Leuthold Global Industries Fund, as the case may be.

DESCRIPTION OF SECURITIES RATINGS

The Leuthold Core Investment Fund, the Leuthold Asset Allocation Fund, the Leuthold Global Fund, the Leuthold Global Industries Fund, the Leuthold Global Clean Technology Fund and the Leuthold Hedged Equity Fund (or a registered investment company in which the Leuthold Core Investment Fund, the Leuthold Asset Allocation Fund, the Leuthold Global Fund, the Leuthold Global Industries Fund, the Leuthold Global Clean Technology Fund or the Leuthold Hedged Equity Fund invests) may invest in bonds and debentures assigned ratings of either Standard & Poor’s Corporation (“Standard & Poor’s”) or Moody’s Investors Service, Inc. (“Moody’s”).  As also set forth below, the Leuthold Core Investment Fund, the Leuthold Asset Allocation Fund, the Leuthold Global Fund, the Leuthold Global Industries Fund, the Leuthold Global Clean Technology Fund and the Leuthold Hedged Equity Fund may invest in commercial paper and commercial paper master notes rated by Standard & Poor’s or Moody’s.  A brief description of the ratings symbols and their meanings follows.

Standard & Poor’s Debt Ratings.  A Standard & Poor’s corporate or municipal debt rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation.  It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation.

The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable.  Standard & Poor’s does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information.  The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

I.	Likelihood of default - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

II.	Nature of and provisions of the obligation;

III.
Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue ratings definitions are expressed in terms of default risk.  As such they pertain to senior obligations of such entity.  Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy.

AAA - Debt rated AAA has the highest rating assigned by Standard & Poor’s.  Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in the higher rated categories.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal.  Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debts in this category than in higher rated categories.

BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.  BB indicates the lowest degree of speculation and C the highest degree of speculation.  While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody’s Bond Ratings.

Moody’s ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed.

Aaa - Bonds which are rated Aaa are judged to be the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged.”  Interest payments are protected by a large, or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high-grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered to be medium-grade obligations (namely, they are neither highly protected nor poorly secured).  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured.  Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B.  The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

Standard & Poor’s Commercial Paper Ratings.  A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.  Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest.  The categories rated A-3 or higher are as follows:

A-1.  This highest category indicates that the degree of safety regarding timely payment is strong.  Those issuers determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2.  Capacity for timely payment on issues with this designation is satisfactory.  However the relative degree of safety is not as high as for issuers designed “A-1”.

A-3.  Issues carrying this designation have adequate capacity for timely payment.  They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designation.

Moody’s Short-Term Debt Ratings.  Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year.  Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1.  Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.  Prime-1 repayment ability will often be evidenced by many of the following characteristics:

●	Leading market positions in well-established industries.

●	High rates of return on funds employed.

●	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

●	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

●	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2.  Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.  This will normally be evidenced by many of the characteristics cited above but to a lesser degree.  Earnings trends and coverage ratios, while sound, may be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternate liquidity is maintained.

Prime-3.  Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations.  The effect of industry characteristics and market compositions may be more pronounced.  Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.  Adequate alternate liquidity is maintained.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP,  220 South Sixth  Street,  Suite 1400,  Minneapolis, Minnesota 55402, serves as the independent registered public accounting firm for the Funds.